As Filed with the Securities and Exchange Commission on May 1, 2002

                                                 Registration File No. 333-62162

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            ------------------------

                                   FORM S-6
                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2


                          Post-Effective Amendment No. 1


                      TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1
                      -------------------------------------
                           (EXACT NAME OF REGISTRANT)


                        TIAA-CREF LIFE INSURANCE COMPANY
                        --------------------------------
                               (NAME OF DEPOSITOR)


                                730 THIRD AVENUE
                             NEW YORK, NY 10017-3206
          ------------------------------------------------------------
          (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)


                                 LISA SNOW, ESQ.
                        TIAA-CREF LIFE INSURANCE COMPANY
                                730 THIRD AVENUE
                             NEW YORK, NY 10017-3206
                 ----------------------------------------------
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)


                                    COPY TO:
                              STEVE B. BOEHM, ESQ.
                         SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                            WASHINGTON, DC 20004-2415



It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
|X| on May 1, 2002 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on ______________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


TITLE OF SECURITIES BEING REGISTERED: Flexible Premium Individual Variable Universal Life Insurance Policies and Flexible Premium Last Survivor Variable Universal Life Insurance Policies.

                                                                PROSPECTUS


                                                                May 1, 2002


================================================================================

                                FLEXIBLE PREMIUM
               INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                       AND
                                FLEXIBLE PREMIUM
             LAST SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                                    ISSUED BY
                      TIAA-CREF LIFE SEPARATE ACCOUNT VLI-I
                                       AND
                        TIAA-CREF LIFE INSURANCE COMPANY
                                730 THIRD AVENUE
                          NEW YORK, NEW YORK 10017-3206
                            TELEPHONE (800) 223-1200

================================================================================

This prospectus describes a flexible Premium variable universal life insurance policy (the "Policy") issued by TIAA-CREF Life Insurance Company (the "Company"). We issue the policy on either a single life or last survivor basis. If you purchase the Policy on a single life basis, we will pay the Death Benefit Proceeds upon the death of the Insured. If you purchase the Policy on a last survivor basis, we will pay the Death Benefit Proceeds only upon the death of the Last Insured.

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured(s). This prospectus provides information that a prospective Owner should know before investing in the Policy. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy.

You can allocate your Policy's values to:

     o    the Fixed-Rate Account, which credits a specified rate of interest; or

     o TIAA-CREF Life Separate Account VLI-1 (the "Separate Account"), which invests in the following Portfolios of the TIAA-CREF Life Funds:

     o    Stock Index Fund

     o    Growth Equity Fund

     o    Growth and Income Fund

     o    International Equity Fund

     o    Social Choice Equity Fund

A prospectus for these Portfolios must accompany this prospectus. Please read these documents carefully before investing and save them for future reference.

PLEASE NOTE THAT THE POLICY AND THE PORTFOLIOS:

     o    ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;

     o    ARE NOT FEDERALLY INSURED;

     o    ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND

     o    ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

================================================================================

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

================================================================================

TABLE OF CONTENTS

GLOSSARY..............................................................      1

POLICY SUMMARY........................................................      4
    Premiums..........................................................      4
    Right to Cancel Period............................................      4
    Investment Options................................................      4
    Policy Value......................................................      5
    Charges and Deductions............................................      5
    Annual Portfolio Operating Expenses Table.........................      6
    Surrenders and Partial Withdrawals................................      6
    Death Benefit.....................................................      6
    Transfers.........................................................      7
    Loans.............................................................      7
    Illustrations.....................................................      7

RISK SUMMARY..........................................................      8

THE COMPANY AND THE FIXED-RATE ACCOUNT................................      8
   TIAA-CREF Life Insurance Company...................................      8
   The Fixed-rate Account.............................................      9

THE SEPARATE ACCOUNT AND THE PORTFOLIOS...............................      9
   The Separate Account...............................................      9
   The Portfolios.....................................................     10

THE POLICY............................................................     11
   Purchasing a Policy................................................     11
   When Insurance Coverage Takes Effect...............................     11
   Right to Cancel....................................................     11
   Ownership Rights...................................................     11

PREMIUMS..............................................................     12
   Allocating Premiums................................................     14

POLICY VALUES.........................................................     14
   Policy Value.......................................................     14
   Cash Surrender Value...............................................     14
   Investment Account Value...........................................     14
   Unit Value.........................................................     15
   Fixed-Rate Account Value...........................................     15

CHARGES AND DEDUCTIONS................................................     15
   Premium Expense Charge.............................................     16
   Monthly Charge.....................................................     16
   Certain Daily Charges..............................................     18
   Transfer Charge....................................................     18
   Portfolio Expenses.................................................     18

DEATH BENEFIT.........................................................     18
   Death Benefit Proceeds.............................................     18
   Death Benefit Options..............................................     19
   Changing Death Benefit Options.....................................     20
   Changing the Face Amount...........................................     21
   Payment Methods....................................................     21
   Accelerated Death Benefit..........................................     22

SURRENDERS AND PARTIAL WITHDRAWALS....................................     22
   Surrenders.........................................................     22
   Partial Withdrawals................................................     22

TRANSFERS.............................................................     23
   Dollar Cost Averaging..............................................     23

LOANS.................................................................     24
   Effect of Policy Loans.............................................     25

POLICY LAPSE AND REINSTATEMENT........................................     25
   Lapse..............................................................     25
   Reinstatement......................................................     25

FEDERAL TAX CONSIDERATIONS............................................     26
    Tax Treatment of Policy Benefits..................................     26
    Our Income Taxes..................................................     28


OTHER POLICY INFORMATION..............................................     29
   Payment of Policy Benefits.........................................     29
   The Policy.........................................................     30
   Telephone and Internet Requests....................................     30
   Our Right to Contest the Policy....................................     30
   Suicide Exclusion..................................................     31
   Misstatement of Age or Sex.........................................     31
   Modifying the Policy...............................................     31
   Policy Cost Factors................................................     31
   Payments We Make...................................................     32
   Additional Transfer Rights.........................................     32
   Reports to Owners..................................................     33
   Records............................................................     33
   Policy Termination.................................................     33
   Accelerated Death Benefits.........................................     33
   Riders.............................................................     34

STATE VARIATIONS......................................................     35

PERFORMANCE DATA......................................................     35

ADDITIONAL INFORMATION................................................     35
   Sale of the Policies...............................................     35
   Potential Conflicts of Interest....................................     35
   Changes to the Separate Account....................................     35
   Legal Developments Regarding Unisex
        Actuarial Tables..............................................     36
   Voting Portfolio Shares............................................     36
   Legal Matters......................................................     36
   Legal Proceedings..................................................     36
   Experts............................................................     36
   Financial Statements...............................................     36
   Additional Information about the Company...........................     37
   Executive Officers and Directors...................................     38

APPENDIX A -- AUDITED FINANCIAL STATEMENTS,
  DECEMBER 31, 2001 ..................................................     A-1
APPENDIX B -- ILLUSTRATIONS..........................................      B-1

GLOSSARY


ACCEPTABLE NOTICE OR REQUEST

The notice or request you must deliver to us at our Administrative Office to request or exercise your rights as Owner under the Policy. To be complete, each such notice or request must: (1) be in a form we accept; (2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified (including your policy number, your full name, the full name of the Insured(s), and your current address); and (3) be received at our Administrative Office.

ADMINISTRATIVE OFFICE

The office you must contact to exercise any of your rights under the Policy. You should send all payments and requests to: TIAA-CREF Life Insurance Company, Administrative Office, 730 Third Avenue, New York, New York 10017-3206,
Telephone: (800) 223-1200.

ATTAINED AGE

A person's age on the Policy Date, plus the number of full Policy Years completed since the Policy Date. We increase "Attained Age" by one year on each Policy Anniversary.

BENEFICIARY

The person(s) you select to receive the Death Benefit Proceeds from the Policy.

BUSINESS DAY

Any day that the New York Stock Exchange or its successor is open for trading. It usually ends at 4:00 PM Eastern Time or when trading closes on the New York Stock Exchange or its successor, whichever is earlier. If we receive your payment or request after the end of a Business Day, we'll process it as of the end of the next Business Day.

CASH SURRENDER VALUE

The amount we pay when you Surrender your Policy. It is equal to the Policy Value less any Outstanding Loan Amount.

CODE

The Internal Revenue Code of 1986, as amended, and its related rules and regulations.

COMPANY (WE, US, OUR)

TIAA-CREF Life Insurance Company.

DEATH BENEFIT PROCEEDS

The amount we pay to your beneficiaries when we receive satisfactory proof of the death of the Insured on a single life Policy or both Insureds on a last survivor Policy. The amount equals the death benefit under the death benefit option you've chosen plus any Riders you've added, minus any Outstanding Loan Amount and any overdue Monthly Charges. Death proceeds under a last survivor Policy's Single Life Level Term Insurance Rider, if attached, are payable when the person insured by the rider dies.

FACE AMOUNT

The dollar amount of insurance selected by the Owner. The Face Amount may be increased or decreased after issue, subject to certain conditions. The Face Amount may be affected by any accelerated death benefit payments, changes in death benefit options, partial withdrawals, and automatic increases in Face Amount. The Face Amount is a factor in determining the death benefit and certain charges.

FINAL POLICY DATE

The date the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 100. After the Final Policy Date, the death benefit will equal the Policy Value, we will not accept any additional Premiums, and we will not make Monthly Charges.

FIXED-RATE ACCOUNT

An Investment Option supported by our general account. Policy Value allocated to the Fixed-Rate Account earns at least 3% annual interest.

FUND

An investment company that is registered with the Securities and Exchange Commission. The Policy allows you to invest in certain Portfolios of TIAA-CREF Life Funds that are listed on the front page of this prospectus.

GRACE PERIOD

The period after which a Policy will Lapse if you do not make a sufficient payment.

GUIDELINE PREMIUM TEST

One of the two alternative tests under the Code to analyze whether a policy qualifies as a life insurance contract that is eligible for special tax treatment under the Code.

INITIAL FACE AMOUNT
The Face Amount on the Issue Date.

INSURED

A person whose life is insured by the Policy.

INVESTMENT ACCOUNTS

Each Investment Account is a subaccount of the Separate Account, and invests its assets in shares of a corresponding Portfolio of the TIAA-CREF Life Funds.

INVESTMENT OPTIONS

The options you can choose from when you're allocating Net Premiums under the Policy. The Investment Options for the Policy include the Investment Accounts and the Fixed-Rate Account.

ISSUE AGE

An Insured's age as of his or her last birthday on or prior to the Policy Date.

ISSUE DATE

The date on which the Policy is issued at our Administrative Office. This date is used to measure suicide and contestable periods.

LAPSE

When your Policy terminates without value after a Grace Period. You may reinstate a Lapsed Policy, subject to certain conditions.

LAST INSURED

The Last Insured to die under a last survivor Policy.

LOAN ACCOUNT

The account within our general account to which we transfer Policy Value from the Investment Options as collateral when you take out a policy loan.

MEC

A Modified Endowment Contract, which is a special kind of life insurance policy as defined under the Code. A MEC doesn't receive the same tax advantages as other life insurance policies.

MONTHLY CHARGE

This is the monthly amount we deduct from the Policy Value on each Monthly Charge Date. The Monthly Charge includes the policy unit charge, policy fee, cost of insurance charge, and charges for any Riders.

MONTHLY CHARGE DATE

The day we deduct the Monthly Charge from your Policy Value. It's the same date of each calendar month as the Policy Date, or it's the last day of the month if that comes first.

NET PREMIUM

The portion of a Premium payment allocated to the Investment Options. It equals the Premium less the Premium expense charge.

OUTSTANDING LOAN AMOUNT

The amount in the Loan Account plus any unpaid and accrued interest you owe.

OWNER (YOU, YOUR)

The person entitled to exercise all rights as Owner under the Policy.

POLICY ANNIVERSARY

The same date of each calendar year as the Policy Date. If the Policy Date is February 29th and the current calendar year is not a leap year, the Policy Anniversary will be February 28th.

POLICY DATE

The effective date of the Policy as set forth in the Policy. The Policy Date is used to determine Monthly Charge Dates and Policy Years. The Policy Date is generally the same as the Issue Date but, subject to state approval, may be another date agreed upon by us and the proposed Insured(s).

POLICY VALUE

The sum of your Policy's values in the Investment Accounts, the Fixed-Rate Account, and the Loan Account.

POLICY YEAR

A year that starts on the Policy Date or on a policy anniversary.

PORTFOLIO

A separate investment Portfolio of the TIAA-CREF Life Funds. Each Investment Account invests exclusively in one Portfolio.

PREMIUMS

All payments you make under the Policy other than repayments of Outstanding Loan Amounts.

RIDER

An amendment, addition, or endorsement to the Policy that changes the terms of the Policy by: (1) expanding Policy benefits; (2) restricting Policy benefits; or (3) excluding certain conditions from the Policy's coverage. A Rider that is added to the Policy becomes part of the Policy.

RIGHT TO CANCEL PERIOD

The period shown on your Policy's cover page during which you may examine and return the Policy to us at our Administrative Office and receive a refund. The length of the Right to Cancel Period varies by state.

SEPARATE ACCOUNT

TIAA-CREF Life Separate Account, VLI-1. The Separate Account is divided into Investment Accounts, each of which invests in shares of a corresponding Portfolio of the TIAA-CREF Life Funds.

SURRENDER

To cancel the Policy by Acceptable Request from the Owner or the Owner's assignee and return of the Policy to us at our Administrative Office.

UNDERWRITING CLASS

A class we assign to the person insured by the policy and use to calculate cost of insurance charges. Classes are based on health, tobacco use, and other non-medical factors. The classes are: preferred non-tobacco, select non-tobacco, and standard tobacco. There are also various substandard non-tobacco and substandard tobacco classes. These classes may include any flat or temporary extra mortality charges.

UNIT

A unit of measure used to calculate the amount of Policy Value in any Investment Account.

POLICY SUMMARY


This summary describes the Policy's important features and corresponds to prospectus sections that discuss the topics in more detail. THE GLOSSARY DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

PREMIUMS

     o    You must pay the minimum first Premium before we issue the Policy.

     o After you pay the first Premium, you can pay subsequent Premiums at any time and in any amount (but not less than $25). We reserve the right to limit total Premiums allocated to the Fixed-Rate Account under a Policy to $500,000 a year.

     o We deduct a Premium expense charge from each Premium you pay. We allocate the resulting amount (the Net Premium) to the Investment Options in accordance with your allocation instructions.

     o    We will not accept any Premiums after the Final Policy Date.

     o    You must send all Premiums to our Administrative Office.

     o You select a Premium payment plan in your application to pay planned Premiums monthly, quarterly, semiannually, annually, or in a single-sum. You are not required to pay Premiums according to the plan. However, you may greatly increase your risk of Lapse if you do not regularly pay Premiums.

     o PAYING YOUR PLANNED PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. Even if you make Premium payments according to your payment plan, your Policy will Lapse if the Cash Surrender Value is not enough to pay the Monthly Charge.

     o There will be a Grace Period before your Policy Lapses. Your Policy will not Lapse if you make a payment before the end of the Grace Period that is sufficient to make your Cash Surrender Value positive. You may reinstate a Lapsed Policy if you meet certain requirements.

RIGHT TO CANCEL PERIOD

     o When you receive your Policy, the Right to Cancel Period begins. You may return your Policy during this period and receive a refund.

     o Some states require us to refund all payments if you return your Policy during the Right to Cancel Period. In those states, we will allocate Net Premiums received at our Administrative Office during the Right to Cancel Period to the Fixed-Rate Account. On the fifth day following the end of the Right to Cancel Period, we will allocate that Policy Value among the Investment Accounts as indicated in your current Premium allocation instructions. If the fifth day following the end of the Right to Cancel Period is not a Business Day, we will allocate Policy Value among the Investment Accounts using Unit values as of the immediately preceding Business Day. We invest all Net Premiums paid thereafter based on the allocation percentages then in effect. For the limited purpose of allocating Policy Value on the fifth day following the end of the Right to Cancel Period, we will assume that the Right to Cancel Period begins on the day we send you your Policy.

INVESTMENT OPTIONS

FIXED-RATE ACCOUNT:

     o You may place money in the Fixed-rate Account, where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so.

SEPARATE ACCOUNT:

     o You may direct the money in your Policy to any of the Investment Accounts of the Separate Account. WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE INVESTMENT ACCOUNTS. THE VALUE OF EACH INVESTMENT ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

     o Each Investment Account invests exclusively in one of the following Portfolios of the TIAA-CREF Life Funds:

          o    Stock Index Fund

          o    Growth Equity Fund

          o    Growth and Income Fund

          o    International Equity Fund

          o    Social Choice Equity Fund

For more information on these Portfolios, see the attached prospectus for the TIAA-CREF Life Funds.

POLICY VALUE

o Policy Value is the sum of your amounts in the Investment Accounts, the Fixed-Rate Account, and the Loan Account. Policy Value is the starting point for calculating important values under the Policy, such as the Cash Surrender Value and, in some cases, the death benefit.

o Policy Value varies from day to day depending on factors such as the amount and timing of your premium payments, the performance of the investment accounts you've chosen, the interest rates on the fixed-rate account and the loan account, policy charges, how much you've borrowed or withdrawn from the policy and the level of policy and rider benefits. WE DO NOT GUARANTEE A MINIMUM POLICY VALUE.

CHARGES AND DEDUCTIONS

PREMIUM EXPENSE CHARGE:

We deduct a Premium expense charge from each Premium and credit the remaining amount (the Net Premium) according to your allocation instructions. The Premium expense charge currently equals 4% of each Premium payment. We may increase this charge to a maximum of 6% of each Premium payment.

MONTHLY CHARGE:

On the Policy Date and on each Monthly Charge Date thereafter, we deduct from the Policy Value:

     o    the monthly policy unit charge

     o    the monthly policy fee

     o    the monthly cost of insurance charge

     o    the monthly charges for any Riders

The monthly policy unit charge is assessed to compensate us for administrative and operating expenses that vary with the size of the policy. On a single life Policy, we currently deduct this charge each month during the first 15 Policy Years (and during the 15 years following an increase in Face Amount) at the annual rate of $0.60 per $1,000 of Face Amount (or increase in Face Amount). On a last survivor Policy, we currently deduct this charge each month during the first 20 Policy Years (and during the 20 years following an increase in Face Amount) at the annual rate of $0.96 per $1,000 of Face Amount (or increase in Face Amount). In no event will the annual rates imposed exceed the following amounts:

================================================================================
                                                                     AMOUNT
                               ISSUE AGES        POLICY YEARS     (PER $1,000)
================================================================================
SINGLE LIFE POLICY               0-9                 1-15             $0.84
                                                     16+              $0.24
                                 -----------------------------------------------
                                 10-29               1-15             $0.96
                                                     16+              $0.36
                                 -----------------------------------------------
                                 30-49               1-15             $1.08
                                                     16+              $0.48
                                 -----------------------------------------------
                                 50+                 1-15             $1.20
                                                     16+              $0.60
--------------------------------------------------------------------------------
LAST SURVIVOR POLICY             30-39               1-20             $0.96
                                                     21+              $0.00
                                 ------------------------------------ ----------
                                 40-49               1-20             $1.20
                                                     21+              $0.24
                                 -----------------------------------------------
                                 50+                 1-20             $1.50
                                                     21+              $0.54
--------------------------------------------------------------------------------

The monthly policy fee varies by Issue Age and Policy Year and is assessed to compensate us for administrative and operating expenses that do not vary with the size of the policy. Currently, the following annualized policy fees apply:

================================================================================
                                                                    PER
                            ISSUE AGES        POLICY YEARS       POLICY FEE
================================================================================
SINGLE LIFE POLICY            0-24                1-4              $150
                                                  5+               $120
                              --------------------------------------------------
                              25-29               1-3              $198
                                                  4+               $102
                              --------------------------------------------------
                              30-49               1-2              $300
                                                  3+               $84
                              --------------------------------------------------
                              50+                 1                $600
                                                  2+               $72
--------------------------------------------------------------------------------
LAST SURVIVOR POLICY          30-34               1-3              $324
                                                  4+               $72
                              --------------------------------------------------
                              35-49               1-2              $492
                                                  3+               $72
                              --------------------------------------------------
                              50+                 1                $996
                                                  2+               $72
--------------------------------------------------------------------------------

In no event will the policy fees imposed exceed the annualized rates provided above.


SURRENDER CHARGES:

We do not deduct any Surrender charges if you Surrender the Policy or take any partial withdrawals.

CERTAIN DAILY CHARGES:

We deduct a daily Mortality and Expense Risk Charge and a daily Administrative Expense Charge equal to annual rates of 0.10% and 0.20%, respectively, of the average daily Policy Value in the Investment Accounts. We may increase the Mortality and Expense Risk Charge and the Administrative Expense Charge, but the sum of these two charges will not exceed an annual rate of 1.20% of the average daily Policy Value in the Investment Accounts.

TRANSFER CHARGE:

We currently do not assess any fee on transfers among the various accounts available under the Investment Options. We reserve the right to assess a $25 fee for the 13th and each additional transfer in a Policy Year.

ACCELERATED DEATH BENEFIT FEE:

If you qualify for and elect to receive a one-time lump-sum accelerated death benefit payment, we will deduct an administrative expense charge not to exceed $200. For more information on accelerated death benefits, see "Other Policy Information -- Accelerated Death Benefit."

PORTFOLIO EXPENSES:

The Portfolios deduct management fees and other expenses from their assets. These fees and expenses (shown in the following table) vary by Portfolio and currently range from 0.07% to 0.29% per year of the average Portfolio assets.


The following table shows the fees and expenses charged by the Portfolios for the fiscal year ended December 31, 2001. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly. Expenses of the Portfolios may be higher or lower in the future. Please refer to the prospectus for the TIAA-CREF Life Funds for more information.


ANNUAL PORTFOLIO OPERATING EXPENSES (as a percentage of average Portfolio assets AFTER fee waivers and expense reimbursements)

                                                                       TOTAL
                                           MANAGEMENT      OTHER       ANNUAL
                   PORTFOLIO                FEES (1)      EXPENSES    EXPENSES
                   ---------               ----------     --------    --------
TIAA-CREF LIFE FUNDS
    Stock Index Fund                          0.07%         None        0.07%
    Growth Equity Fund                        0.25%         None        0.25%
    Growth & Income Fund                      0.23%         None        0.23%
    International Equity Fund                 0.29%         None        0.29%
    Social Choice Equity Fund                 0.18%         None        0.18%

(1) Teachers Advisors, Inc. (Advisors), the investment adviser for each of the TIAA-CREF Life Funds, has agreed to waive a portion of its fee. Without these waivers, total fund annual expenses would be 0.30% for the Stock Index Fund, 0.46% for the Growth Equity Fund, 0.44% for the Growth & Income Fund, 0.53% for the International Equity Fund, and 0.39% for the Social Choice Equity Fund. This waiver is contractual and will remain in effect until July 1, 2006.

SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDER:

At any time while the Policy is in force, you may make an Acceptable Request to Surrender your Policy and receive the Cash Surrender Value. A SURRENDER MAY HAVE TAX CONSEQUENCES. SEE "FEDERAL TAX CONSIDERATIONS."

PARTIAL WITHDRAWALS:

After the first Policy Year, you may make an Acceptable Request to withdraw part of the Cash Surrender Value, subject to the following rules. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES. SEE "FEDERAL TAX CONSIDERATIONS."

     o You must request at least $1,000 or the entire value in a specified Investment Option, if less.

     o If Death Benefit Option 1 is in effect, we will reduce the Initial Face Amount and any in force Face Amount increases you've asked for by the amount of the partial withdrawal in proportion to your Face Amount before the withdrawal. See "Death Benefit - Death Benefit Options."

     o Unless you specify otherwise, we will deduct the requested partial withdrawal from the accounts available under the Investment Options in proportion to the value in each account.

DEATH BENEFIT

DEATH BENEFIT PROCEEDS:

     o We pay Death Benefit Proceeds to the Beneficiary upon receipt at our Administrative Office of satisfactory proof of death of the Insured on a single life Policy or both Insureds on a last survivor Policy. The Death Benefit Proceeds equal the death benefit and any additional insurance provided by Riders less: (a) any Outstanding Loan Amounts and (b) any unpaid Monthly Charges.

DEATH BENEFIT OPTION 1 AND OPTION 2:

     o You may choose between two death benefit options under the Policy. After the first Policy Year, you may change death benefit options while the Policy is in force. We calculate the death benefit under each death benefit option as of the date of death of the Insured on a single life Policy or the Last Insured on a last survivor Policy. A CHANGE IN DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES. SEE "FEDERAL TAX CONSIDERATIONS."

          [ ] DEATH BENEFIT OPTION 1 is equal to the greater of:

              the Face Amount (which is the amount of insurance you select); OR the minimum death benefit required under the Code.

          [ ] DEATH BENEFIT OPTION 2 is equal to the greater of:

              the Face Amount PLUS the Policy Value; or

              the minimum death benefit required under the Code.

ACCELERATED DEATH BENEFIT:

     o Under the Accelerated Death Benefit feature, you may receive accelerated payment of part or all of your death benefit if an Insured develops a terminal illness. AN ACCELERATION OF DEATH BENEFITS MAY HAVE TAX CONSEQUENCES. SEE "OTHER POLICY INFORMATION - ACCELERATED DEATH BENEFIT."

TRANSFERS

     o You may make transfers among the various accounts available under the Investment Options.

     o We currently do not charge any fees on transfers. We reserve the right to charge $25 for the 13th and each additional transfer during a Policy Year. We also reserve the right to limit transfers in the future.


     o The minimum amount you may transfer from an Investment Account or the Fixed-rate Account is the lesser of $250 or the total value in the Investment Account or Fixed-Rate Account.

     o If you don't have enough Policy Value in an account to cover a transfer, we'll transfer the remaining amount in that account into the account you are transferring to. If you are transferring to more than one account, we will transfer the remaining amount in the account into the accounts you are transferring to in proportion to your transfer instructions.

LOANS

     o You may take a loan (minimum $1,000) from your Policy at any time after the end of the Right to Cancel Period while the Insured is still living or, in the case of a last survivor Policy, while either Insured is still living. The maximum loan amount you may take is 90% of the Cash Surrender Value. You may increase your risk of Lapse if you take a loan. LOANS MAY HAVE TAX CONSEQUENCES. SEE "FEDERAL TAX CONSIDERATIONS."

     o As collateral for the loan, we transfer an amount equal to the loan from the Separate Account and Fixed-rate Account to the Loan Account in accordance with your instructions. If we have not received any instructions from you, we will transfer such amount on a pro rata basis.

     o We charge you interest on your loan ("charged interest rate") at a maximum annual interest rate of the greater of 4% or the published monthly average for the calendar month ending 2 months before the month in which a Policy Year begins. Charged interest is due and payable on the earlier of the Policy Anniversary or when the Cash Surrender Value is insufficient to pay the Monthly Charge. Unpaid interest becomes part of the outstanding loan and accrues interest if it is not paid by that time.

     o We credit interest on amounts in the Loan Account ("earned interest rate") at a minimum annual interest rate of 2% less than the charged interest rate then in effect for the first 15 Policy Years, and 0.5% less than the charged interest rate then in effect thereafter. The earned interest rate will never be less than 3%.

     o You may repay all or part of your Outstanding Loan Amounts at any time while an Insured is alive and the Policy is in force.

     o We deduct any Outstanding Loan Amounts from the Policy Value upon Surrender, and from the Death Benefit Proceeds payable on the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy.

ILLUSTRATIONS

The illustrations provided in Appendix A at the end of this prospectus illustrate Death Benefit Proceeds, Policy Values, and Cash Surrender Values. These illustrations are based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance and expense charges for a hypothetical person. Your rates of return and insurance charges may be higher or lower than these illustrations. YOU SHOULD OBTAIN A PERSONALIZED ILLUSTRATION BEFORE PURCHASING A POLICY.

RISK SUMMARY


The following are some of the risks associated with the Policy.

INVESTMENT RISK

     If you invest your Policy Value in one or more Investment Accounts, then you will be subject to the risk that investment performance will be unfavorable and that the Policy Value will decrease. You COULD lose everything you invest. If you allocate Net Premiums to the Fixed-Rate Account, then we credit your Policy Value (in the Fixed-rate Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

RISK OF LAPSE

     If your Cash Surrender Value is not enough to pay the Monthly Charge, your Policy may enter a Grace Period. We will notify you that the Policy will Lapse unless you make a sufficient payment during the Grace Period. Your Policy generally will not Lapse if you make a payment before the end of the Grace Period that is sufficient to make your Cash Surrender Value positive. You may reinstate a Lapsed Policy, subject to certain conditions.

TAX RISKS

     We anticipate that the Policy should qualify as a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to insurance policies. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Value under a Policy until there is a distribution from the Policy. Moreover, the death benefit under a Policy is excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be subject to federal income tax on these proceeds.

     Depending on the total amount of Premiums you pay or changes you make to the Policy, the Policy may be treated as a modified endowment contract ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then Surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on Surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will not be treated as distributions unless the Policy Lapses while a loan is outstanding. Finally, distributions and loans from a Policy that is not a MEC are not subject to the 10% penalty tax. It is not clear that we can take effective action in all possible circumstances to prevent a Policy from being classified as a MEC.

     The tax consequences associated with keeping a Policy in force after the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about these consequences.

     SEE "FEDERAL TAX CONSIDERATIONS." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

LOAN RISKS

     A policy loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the loan from the Investment Accounts and/or Fixed-Rate Account as collateral, and this loan collateral does not participate in the investment performance of the Investment Accounts and may not be credited with the same interest rate accruing on the Fixed-rate Account.

     We reduce the amount we pay on the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy by the amount of any Outstanding Loan Amounts. Your Policy may Lapse if your Outstanding Loan Amounts reduce the Cash Surrender Value to zero.


THE COMPANY AND THE FIXED-RATE ACCOUNT


TIAA-CREF LIFE INSURANCE COMPANY

We are a stock life insurance company incorporated under the laws of the State of New York on November 20, 1996. We are a wholly owned subsidiary of TIAA-CREF Enterprises, Inc., which is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America ("TIAA").

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of

Teaching. TIAA is the companion organization of the College Retirement Equities Fund ("CREF"), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serving approximately 2.4 million people, form the principal retirement system for the nation's education and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 2001, TIAA's assets were approximately $127.0 billion; the combined assets for TIAA and CREF totaled approximately $266.7 billion. Neither TIAA nor CREF stands behind our guarantees with respect to the Policies.


We are subject to regulation by the Insurance Department of the State of New York, as well as by the insurance departments of all other states and jurisdictions in which we do business. We established the Separate Account to support the Investment Accounts under the Policy and under other variable life insurance policies we may issue. Our general account supports the Fixed-Rate Account and the Loan Account under the Policy.

THE FIXED-RATE ACCOUNT

The Fixed-rate Account is part of our general account. We own the assets in the general account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate Investment Accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed-Rate Account's assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed-rate Account. We guarantee that the amounts allocated to the Fixed-Rate Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal less charges and deductions is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

The Fixed-rate Account value will not share in the investment performance of our general account. We anticipate changing the current interest rate from time to time at our sole discretion. You assume the risk that interest credited to amounts in the Fixed-Rate Account may not exceed the minimum 3% guaranteed rate.

WE HAVE NOT REGISTERED THE FIXED-RATE ACCOUNT WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE ACCOUNT.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS


THE SEPARATE ACCOUNT

We established the TIAA-CREF Life Separate Account VLI-1 as a separate Investment Account under New York law on May 23, 2001. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the Securities and Exchange Commission. As part of the Company, the Separate Account is also subject to regulation by the State of New York Insurance Department ("NYID") and the insurance departments of some other jurisdictions in which the Policy is offered.

We have divided the Separate Account into Investment Accounts, each of which invests in shares of one Portfolio of the TIAA-CREF Life Funds. The Investment Accounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.

The Separate Account is used to provide values and benefits for the Policy and other similar policies. We own the assets in the Separate Account. The assets in the Separate Account are kept separate from our general account and our other separate accounts. Assets equal to the reserves and contract liabilities of the Separate Account will not be charged with liabilities that arise from any other business we may conduct. We may transfer assets, in excess of the reserves and contract liabilities of the Separate Account to our general account. All income, gains and losses, whether or not realized, of an Investment Account will be credited to or charged against that Investment Account without regard to our other income, gains or losses. The valuation of all assets in the Separate Account will be determined in accordance with all applicable laws and regulations. The Separate Account may include other Investment Accounts that are not available under the Policies and are not discussed in this prospectus.

We can add new Investment Accounts in the future that would invest in other fund Portfolios or other Funds. We don't guarantee that the Separate Account, any existing Investment Account, or any Investment Account added in the future will always be available. We reserve the right to add or close Investment Accounts, substitute another Fund or Portfolio without your consent, or combine Investment Accounts or Portfolios. A substituted Fund or Portfolio may have different fees and expenses. Substitutions and Investment Account closings may be made with respect to existing investments or the investment of future Premiums, or both. However, no substitution will be made without any necessary approval of the Securities and Exchange Commission. The Fund also may discontinue offering its shares to the Investment Accounts. In addition, we reserve the right to make other structural and operational changes affecting the Separate Account and the Policy. See "Additional Information -- Changes to the Separate Account."

THE PORTFOLIOS

The Separate Account invests in shares of certain Portfolios. Each Portfolio is part of TIAA-CREF Life Funds, a business trust organized under Delaware law on August 13, 1998 that is registered with the Securities and Exchange Commission as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the Portfolios or mutual funds by the Securities and Exchange Commission.

Each Portfolio's assets are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies that are different from those of the other Portfolios. Thus, each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

Teachers Advisors, Inc. ("Advisors"), an indirect subsidiary of TIAA, is the investment adviser for each of the five Portfolios of the TIAA-CREF Life Funds. Advisors also manages the TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds. The same personnel also manage the CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser which is also a TIAA subsidiary.

The following table summarizes each Portfolio's investment objective(s). THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). You can find more detailed information about the Portfolios, including a description of risks and expenses, in the prospectus for the TIAA-CREF Life Funds that accompanies this prospectus. You should read this prospectus carefully.

              PORTFOLIO                          INVESTMENT OBJECTIVE
              ---------                          --------------------
      STOCK INDEX FUND                      Seeks a favorable long-term rate of
                                            return from a diversified portfolio
                                            selected to track the overall market
                                            for common stocks publicly traded in
                                            the U.S., as represented by a broad
                                            stock market index.

      GROWTH EQUITY FUND                    Seeks a favorable long-term return,
                                            mainly through capital appreciation,
                                            primarily from a diversified
                                            portfolio of common stocks that
                                            present the opportunity for
                                            exceptional growth.

      GROWTH AND INCOME FUND                Seeks a favorable long-term return
                                            through capital appreciation and
                                            investment income, by investing in a
                                            broadly diversified portfolio of
                                            common stocks selected for their
                                            investment potential.

      INTERNATIONAL EQUITY FUND             Seeks favorable long-term returns,
                                            mainly through capital
                                            appreciation, by investing in a
                                            broadly diversified portfolio of
                                            primarily foreign equity
                                            investments.

      SOCIAL CHOICE EQUITY FUND             Seeks a favorable long-term rate of
                                            return that tracks the investment
                                            performance of the U.S. stock
                                            market while giving special
                                            consideration to certain social
                                            criteria.

THESE PORTFOLIOS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain Portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. THERE CAN BE NO ASSURANCE, AND WE MAKE NO REPRESENTATION, THAT THE INVESTMENT PERFORMANCE OF ANY OF

THE PORTFOLIOS AVAILABLE UNDER THE POLICY WILL BE COMPARABLE TO THE INVESTMENT PERFORMANCE OF ANY OTHER PORTFOLIO, EVEN IF THE OTHER PORTFOLIO HAS THE SAME INVESTMENT ADVISER OR MANAGER, THE SAME INVESTMENT OBJECTIVES AND POLICIES, AND A VERY SIMILAR OR NEARLY IDENTICAL NAME.

PLEASE READ THE PROSPECTUS FOR THE TIAA-CREF LIFE FUNDS TO OBTAIN MORE COMPLETE INFORMATION REGARDING THE PORTFOLIOS. KEEP THIS PROSPECTUS FOR FUTURE REFERENCE.

THE POLICY

PURCHASING A POLICY

To purchase a Policy, you must submit a completed application to us at our Administrative Office. The minimum Face Amount is $100,000 for a single life Policy, and $250,000 for a last survivor Policy.

Generally, the Policy is available for Insureds between Issue Ages 0-80 for a single life Policy and 30-80 for a last survivor Policy. We can provide you with details as to our underwriting standards when you apply for a Policy. We reserve the right to modify our underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

We will notify you when our underwriting process has been completed. The minimum first premium may not be paid and insurance coverage will not take effect prior to that time.

WHEN INSURANCE COVERAGE TAKES EFFECT

Insurance coverage under the Policy will take effect only if the proposed Insured on a single life Policy or the proposed Insureds on a last survivor Policy are alive and in the same condition of health as described in the application when we deliver the Policy to you, and if the minimum first Premium has been paid.

RIGHT TO CANCEL

You may cancel a Policy during the Right to Cancel Period by providing Acceptable Notice of cancellation and returning the Policy to us. The Right to Cancel Period begins when you receive the Policy and generally expires after a period determined under state law. If you decide to cancel the Policy during the Right to Cancel Period, we will treat the Policy as if we never issued it.

Within 7 days after we receive the returned Policy, we will refund an amount equal to the sum of:

     o    The Policy Value as of the date we receive the returned Policy, plus

     o    Any Premium expense charges deducted from Premiums paid, plus

     o    Any Monthly Charges charged against the Policy Value, plus

     o    An amount reflecting other charges deducted under the Policy.



Where state law requires, the refund will equal all payments you made.


OWNERSHIP RIGHTS

The Policy belongs to the Owner named in the application. While an Insured is living, the Owner may exercise all of the rights and options described in the Policy. On a single life Policy, the Owner is the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. On a last survivor Policy, both Insureds own the Policy unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not an Insured and dies before the Insured on a single life Policy or the Last Insured on a last survivor Policy, ownership of the Policy will pass to the next named Owner then living, or if no Owner is living, to the Owner's estate. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).

The Owner may exercise certain rights described below.


SELECTING AND CHANGING THE BENEFICIARY

     o You designate the Beneficiary (the person to receive the Death Benefit Proceeds when the Insured dies on a single life Policy or the Last Insured dies on a last survivor Policy) in the application.

     o There are two Beneficiary classes -- primary and contingent. You may designate more than one Beneficiary in a class. If you designate more than one primary Beneficiary, then each primary Beneficiary that survives the Insured on a single life Policy or the Last Insured on a last survivor Policy shares equally in any Death Benefit Proceeds unless you instruct us otherwise in an Acceptable Notice.

     o If no primary beneficiaries survive the Insured on a single life Policy or the Last Insured on a last survivor Policy, then all those named as contingent beneficiaries who are still living will receive an equal portion of the Death Benefit Proceeds, unless you instruct us otherwise in an Acceptable Notice.

     o If there is not a designated Beneficiary surviving at the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy, we will pay the Death Benefit Proceeds in a lump sum to you, if living, or to your estate.

     o You may also designate a Beneficiary as revocable or irrevocable. The consent of any irrevocable Beneficiary is needed to exercise any policy rights except changing the amount or timing of Premiums, reinstating the Policy, changing Premium allocations, and transferring among Investment Options.

     o You can change a revocable Beneficiary by providing us with Acceptable Notice while an Insured is living.

     o The change is effective as of the date you complete an Acceptable Notice, regardless of whether the Insured on a single life Policy or the Last Insured on a last survivor Policy is living when we receive the notice.

     o We are not liable for any payment or other actions we take based on existing beneficiary designations before we receive your Acceptable Notice.

     o A Beneficiary generally may not pledge, commute, or otherwise encumber or alienate payments under the Policy before they are due.


CHANGING THE OWNER

     o You may change the Owner by providing an Acceptable Notice to us at any time while an Insured is alive. If you change the Owner, your ownership rights terminate and the new Owner will be entitled to all rights available under the Policy.

     o The change is effective as of the date you complete an Acceptable Notice, regardless of whether the Insured on a single life Policy or the Last Insured on a last survivor Policy is living when we receive the request.

     o We are not liable for any payment or other actions we take before we receive your Acceptable Notice.

     o Changing the Owner does not automatically change the Beneficiary or the Insured(s).

     o CHANGING THE OWNER MAY HAVE TAX CONSEQUENCES. SEE GENERALLY "FEDERAL TAX CONSIDERATIONS - TAX TREATMENT OF POLICY BENEFITS - OTHER TAX CONSIDERATIONS." YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING THE OWNER.


ASSIGNING THE POLICY

     o You may assign Policy rights while an Insured is alive by submitting an Acceptable Notice to us. You retain any ownership rights that are not assigned.

     o An absolute assignment of the Policy will cause the assignee to become the Owner. A collateral assignment will not cause a change of ownership. However, your interests and the interests of any Beneficiary or other person will be subject to any collateral assignment.

     o    Assignments are subject to any outstanding policy loan.

     o    We are not:

          [ ] bound by any assignment unless we receive an Acceptable Notice of the assignment;

          [ ] responsible for the validity of any assignment or determining the extent of an assignee's interest; or

          [ ] liable for any payment we make before we receive Acceptable Notice of the assignment.

     o ASSIGNING THE POLICY MAY HAVE TAX CONSEQUENCES. YOU SHOULD CONSULT A TAX ADVISER BEFORE ASSIGNING THE POLICY.


PREMIUMS

MINIMUM FIRST PREMIUM. The minimum first Premium is due on or before the date the Policy is delivered. No insurance will take effect until the minimum first Premium is paid, and the health and other conditions of the Insured(s) described in the application must not have changed.

PREMIUM FLEXIBILITY. When you apply for a Policy, you will elect to pay Premiums on a monthly, quarterly, semiannual, annual, or single-sum basis (planned Premiums). However, you do not have to pay Premiums according to any schedule.

You have flexibility to determine the frequency and the amount of the Premiums you pay, and you can change the planned periodic Premium schedule at any time. If you are submitting a Premium payment pursuant to a Premium reminder notice, the address for payment will be enclosed with the notice. You may also send your Premium payments to our Administrative Office. If you have an outstanding policy loan, we will credit all payments you send to us as Premium payments unless you provide Acceptable Notice for the payments to be applied as loan repayments. You may also choose to have Premium payments automatically deducted periodically from your bank account under the automatic payment plan. Payment of the planned Premiums does not guarantee that the Policy will remain in force. See "Policy Lapse and Reinstatement."

You may not pay any Premiums after the Policy's Final Policy Date. You may not pay Premiums less than $25, and we reserve the right to limit total Premiums allocated to the Fixed-Rate Account under a Policy to $500,000 a year. We have the right to limit or refund all or part of your Premium payment if:

     o The Premium would disqualify the Policy as a life insurance contract under the Code;

     o The Premium would cause the Policy to become a Modified Endowment Contract under the Code; or

     o The Premium would cause an immediate increase in the death benefit as a result of Section 7702 of the Code (unless you provide us with satisfactory evidence of insurability).

You can stop paying Premiums at any time and your Policy will continue in force until the date when either: (1) the Insured on a single life Policy or the Last Insured on a last survivor Policy dies; (2) the Grace Period ends without a sufficient payment (see "Policy Lapse and Reinstatement"); or (3) we receive your Acceptable Notice requesting a Surrender of the Policy.

PREMIUM LIMITATIONS. If the Guideline Premium Test is used to test if the Policy qualifies as life insurance under the Code, total Premium payments must not exceed certain stated limits. We have established procedures to monitor whether aggregate Premiums paid under a Guideline Premium Test Policy exceed those limits. If a Premium is paid which would result in total Premiums exceeding these limits, we will accept only that portion of the Premium which would make total Premiums equal the maximum amount which may be paid under the Policy. We will not refund any Premium necessary to keep the Policy in force.

The maximum Premium limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes that affect the amount of the death benefit may affect whether cumulative Premiums paid under the Policy exceed the maximum Premium limitations.

MODIFIED ENDOWMENT CONTRACTS ("MECS"). There are special federal income tax rules for distributions from life insurance policies that are MECs. These rules apply to policy loans, Surrenders, and partial withdrawals. These rules apply if the Premiums we receive are greater than the "seven-pay limit" for your Policy as determined under Section 7702A of the Code. The "seven-pay limit" means that, during the first seven years of the policy, the sum of the actual premiums paid may not exceed the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if it were paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premiums" were $1,000, the maximum premiums that could be paid during the first seven years of a policy to avoid MEC status would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a MEC, depending on the amount of premiums paid during each of the policy's first seven years. A policy received in exchange for a MEC will be taxed as a MEC even if it would otherwise satisfy the 7-pay test.

Prior to the Policy Date, if we find that your planned periodic Premium would cause your policy to become a MEC, we will notify you and request further instructions. We will then issue your Policy based on the planned periodic Premium you have selected. If you do not want your Policy to become a MEC, you may reduce your planned periodic Premium to a level that does not cause your Policy to become a MEC. We will then issue your Policy based on the revised planned periodic Premium. See "Federal Tax Considerations - Tax Treatment of Policy Benefits - Modified Endowment Contracts."

After the Policy Date, if we discover that you have made a Premium payment that would cause your policy to become a MEC, we will place the Premium amount in a suspense account. We will not apply this amount to your Policy unless and until you acknowledge that you know that the Policy will become a MEC and that you nevertheless wish us to apply this amount to your Policy. Similarly, we will not honor your instructions regarding withdrawals, changes in Death Benefit Options or changes in Face Amounts if any such action would result in the Policy becoming a MEC until you acknowledge that you know that the Policy will become a MEC and that you nevertheless wish us to take such action. Additionally, if your Policy has inadvertently become classified as a MEC, and assuming that you do not want your Policy to be a MEC, we will attempt to enable your Policy to continue to meet the seven-pay test for federal income tax purposes (and not be a MEC) by refunding any excess Premium and related earnings to you. It is not clear, however, if we can take effective action in all possible circumstances to prevent a Policy that has exceeded the applicable Premium limitation from being classified as a MEC.

TAX-FREE EXCHANGES (SECTION 1035 EXCHANGES). We may accept as part of your first Premium, money from another life insurance contract that qualifies for a tax-free exchange under Section 1035 of the Code, contingent upon receipt of the cash from that contract. Contract exchanges may have tax consequences. See "Federal Tax Considerations."

ALLOCATING PREMIUMS

When you apply for a Policy, you must instruct us on the application form to allocate your Net Premium to one or more accounts offered under the Investment Options according to the following rules:

     o Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.

     o We will allocate the Net Premium as of the Business Day we receive it at our Administrative Office according to your current Premium allocation instructions.

     o You can change the allocation instructions for additional Net Premiums without charge by providing us with Acceptable Notice. Any change in allocation instructions will be effective on the Business Day we receive your request.

Investment returns from amounts allocated to the Investment Accounts will vary with the investment performance of these Investment Accounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the investment accounts. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

Some states require us to refund all payments if you return your Policy during the Right to Cancel Period. In those states, we will allocate Net Premiums received at our Administrative Office during the Right to Cancel Period to the Fixed-Rate Account. On the fifth day following the end of the Right to Cancel Period, we will allocate that Policy Value among the Investment Accounts as indicated in your current Premium allocation instructions. If the fifth day following the end of the Right to Cancel Period is not a Business Day, we will allocate Policy Value among the Investment Accounts using Unit values as of the immediately preceding Business Day. We invest all Net Premiums paid thereafter based on the allocation percentages then in effect. For the limited purpose of allocating Policy Value on the fifth day following the end of the Right to Cancel Period, we will assume that the Right to Cancel Period begins on the day we send you your Policy.

POLICY VALUES

POLICY VALUE

The Policy Value serves as the starting point for calculating values under a Policy.


POLICY VALUE:

     o Equals the sum of all values in the Fixed-rate Account, the Loan Account, and in each Investment Account;

     o is determined first on the Policy Date and then on each date thereafter; and

     o has no guaranteed minimum amount and may be more or less than Premiums paid.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to you when you Surrender your Policy. We determine the Cash Surrender Value as of the end of the Business Day when we receive your Acceptable Request to Surrender.

CASH SURRENDER VALUE AT THE END OF ANY DAY EQUALS:

     o    the Policy Value as of such date; MINUS

     o    any Outstanding Loan Amount.

INVESTMENT ACCOUNT VALUE

On the Policy Date, the Investment Account value is equal to the Net Premiums allocated to the Investment Accounts, less the portion of the first Monthly Charge taken from the Investment Accounts.

At the end of any other day, the Investment Account value is equal to the number of Units in the Investment Account attributable to the Policy multiplied by the Unit value for that Investment Account.

THE NUMBER OF UNITS IN ANY INVESTMENT ACCOUNT AT THE END OF ANY DAY EQUALS:

     o    the initial Units purchased at the Unit value on the Policy Date; PLUS

     o    Units purchased with additional Net Premiums; PLUS

     o Units purchased via transfers from another Investment Account, the Fixed-Rate Account, or the Loan Account; MINUS

     o    Units redeemed to pay for Monthly Charges; MINUS

     o    Units redeemed to pay for partial withdrawals; MINUS

     o Units redeemed to pay transfer charges or any other charges incurred in connection with the exercise of rights under the contract; MINUS

     o Units redeemed as part of a transfer to another Investment Account, the Fixed-rate Account, or the Loan Account.

Every time you allocate or transfer money to or from an Investment Account, we convert that dollar amount into Units. We determine the number of Units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the Unit value for that Investment Account at the end of the day.

UNIT VALUE

We determine a Unit value for each Investment Account to reflect how investment performance affects the Policy Value. Unit values will vary among Investment Accounts. The Unit value may increase or decrease from one Business Day to the next.

THE UNIT VALUE OF ANY INVESTMENT ACCOUNT AT THE END OF ANY BUSINESS DAY EQUALS:

     o the Unit value of the Investment Account on the immediately preceding Business Day; MULTIPLIED BY

     o    the net investment factor for that Investment Account on that Business
          Day.

THE NET INVESTMENT FACTOR:

     o measures the investment performance of an Investment Account from one Business Day to the next;

     o increases to reflect investment income and capital gains (realized and unrealized) for the shares of the underlying Portfolio; and

     o decreases to reflect any capital losses (realized and unrealized) for the shares of the underlying Portfolio, as well as the mortality and expense risk charge, the administrative expense charge, and the investment advisory fee.

Unit values on any non-Business Day are determined using the Unit values as of the most recent Business Day.

FIXED-RATE ACCOUNT VALUE

On the Policy Date, the Fixed-rate Account value is equal to the Net Premiums allocated to the Fixed-Rate Account, less the portion of the first Monthly Charge taken from the Fixed-rate Account.

THE FIXED-RATE ACCOUNT VALUE AT THE END OF ANY DAY IS EQUAL TO:

     o    the Net Premium(s) allocated to the Fixed-rate Account; plus

     o any amounts transferred to the Fixed-Rate Account (including amounts transferred from the Loan Account); PLUS

     o    interest credited to the Fixed-rate Account; MINUS

     o    amounts deducted to pay for Monthly Charges; MINUS

     o    amounts withdrawn from the Fixed-Rate Account; MINUS

     o amounts used to pay transfer charges, charges to execute rights under the policy Riders, and charges to exercise the accelerated death benefit feature; MINUS

     o amounts transferred from the Fixed-rate Account to an Investment Account or to the Loan Account.

CHARGES AND DEDUCTIONS

We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

SERVICES AND BENEFITS WE PROVIDE:

     o    the death benefit, cash, and loan benefits under the Policy

     o    Investment Options, including Premium allocations

     o    administration of elective options

     o    the distribution of reports to Owners

COSTS AND EXPENSES WE INCUR:

     o costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any Riders)

     o    overhead and other expenses for providing services and benefits

     o    sales and marketing expenses

     o other costs of doing business, such as collecting Premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local income, premium, and other taxes and fees


RISKS WE ASSUME:

     o that the cost of insurance charges we may deduct are insufficient to meet our actual claims because the Insured(s) dies sooner than we estimate

     o that the cost of providing the services and benefits under the Policies exceed the charges we deduct

     o that our investment returns in the general account will be less than the interest rate credited in the Fixed-Rate Account

PREMIUM EXPENSE CHARGE

Prior to allocation of Net Premium, we deduct a Premium expense charge from each Premium to compensate us for certain taxes. We credit the remaining amount (the Net Premium) to your Policy Value according to your allocation instructions.

The Premium expense charge currently equals 4% of each Premium payment. We may increase this charge to a maximum of 6% of each Premium payment.

MONTHLY CHARGE

We deduct a Monthly Charge from the Policy Value on the Policy Date and on each Monthly Charge Date prior to the Final Policy Date to compensate us for underwriting, issue, and administrative expenses and for the Policy's insurance coverage including rider benefits, if any. We will make deductions from each Investment Option on a pro rata basis (i.e., in the same proportion that the value in each Investment Option bears to the Cash Surrender Value prior to the deduction). Because portions of the Monthly Charge can vary from month to month, the Monthly Charge will also vary.

If the Policy Date is set prior to the Issue Date, a Monthly Charge will accrue on the Policy Date and on each Monthly Charge Date until and including the Issue Date. On the Issue Date, these accrued Monthly Charges will be deducted from the Policy Value. We will then deduct a Monthly Charge from the Policy Value on each Monthly Charge Date thereafter as described above.

The Monthly Charge has 4 components:

     o    the monthly policy unit charge

     o    the monthly policy fee

     o    the monthly cost of insurance charge

     o    charges for any riders (as specified in the applicable rider(s))

POLICY UNIT CHARGE. We assess a monthly policy unit charge to compensate us for administrative and operating expenses that vary with the size of the policy. On a single life Policy, we currently deduct this charge each month during the first 15 Policy Years (and during the 15 years following an increase in Face Amount) at the annual rate of $0.60 per $1,000 of Face Amount (or increase in Face Amount). On a last survivor Policy, we currently deduct this charge each month during the first 20 Policy Years (and during the 20 years following an increase in Face Amount) at the annual rate of $0.96 per $1,000 of Face Amount (or increase in Face Amount).

In no event will the annual rates imposed exceed the following amounts:

                                                                     AMOUNT
                                 ISSUE AGES      POLICY YEARS     (PER $1,000)
================================================================================
SINGLE LIFE POLICY               0-9                 1-15             $0.84
                                                     16+              $0.24
                                 -----------------------------------------------
                                 10-29               1-15             $0.96
                                                     16+              $0.36
                                 -----------------------------------------------
                                 30-49               1-15             $1.08
                                                     16+              $0.48
                                 -----------------------------------------------
                                 50+                 1-15             $1.20
                                                     16+              $0.60
--------------------------------------------------------------------------------
LAST SURVIVOR POLICY             30-39               1-20             $0.96
                                                     21+              $0.00
                                 -----------------------------------------------
                                 40-49               1-20             $1.20
                                                     21+              $0.24
                                 -----------------------------------------------
                                 50+                 1-20             $1.50
                                                     21+              $0.54
--------------------------------------------------------------------------------

POLICY FEE. We assess a monthly policy fee that varies by Issue Age and Policy Year to compensate us for administrative and operating expenses that do not vary with the size of the policy. Currently, the following annualized policy fees apply:

================================================================================
                                                                    PER POLICY
                                 ISSUE AGES      POLICY YEARS           FEE
================================================================================
SINGLE LIFE POLICY                 0-24              1-4              $150
                                                     5+               $120
                                   ---------------------------------------------
                                   25-29             1-3              $198
                                                     4+               $102
                                   ---------------------------------------------
                                   30-49             1-2              $300
                                                     3+               $84
                                   ---------------------------------------------
                                   50+               1                $600
                                                     2+               $72
--------------------------------------------------------------------------------
LAST SURVIVOR POLICY               30-34             1-3              $324
                                                     4+               $72
                                   ---------------------------------------------
                                   35-49             1-2              $492
                                                     3+               $72
                                   ---------------------------------------------
                                   50+               1                $996
                                                     2+               $72
--------------------------------------------------------------------------------

In no event will the policy fees imposed exceed the annualized rates provided above.

COST OF INSURANCE. We assess a monthly cost of insurance charge to compensate us for providing the death benefit. We may use part of the monthly cost of insurance charge to recover sales and promotional expenses arising from the issuance of the Policy. This expense recovery component is higher in early Policy Years.

The charge depends on a number of variables (including Issue Age, Underwriting Class, Policy Year, Policy Value, death benefit option, Face Amount, and in most states, sex) that would cause it to vary from Policy to Policy and from Monthly Charge Date to Monthly Charge Date.

COST OF INSURANCE CHARGE

The cost of insurance charge is equal to:

     o    the monthly cost of insurance rate; multiplied by

     o    the net amount at risk for your Policy on the Monthly Charge Date.

The net amount at risk is equal to:

     o the death benefit divided by an interest discount factor on the Monthly Charge Date; minus

     o    the Policy Value on the Monthly Charge Date.

We calculate the monthly cost of insurance charge after the Monthly Charge for the policy unit charge and policy fee. However, depending on the particular rider attached to the Policy, the Monthly Charge for that rider may be calculated either before or after the monthly cost of insurance charge. Any rider attached to the Policy will specify the order in which we calculate the Monthly Charge for that rider.

We calculate the cost of insurance charge separately for the Initial Face Amount and for any increase in Face Amount. If we approve an increase in your Policy's Face Amount, then a different Underwriting Class and a different cost of insurance rate may apply to the increase, based on an Insured's circumstances at the time of the increase.

NET AMOUNT AT RISK. We also calculate the net amount at risk separately for the Initial Face Amount and for any increase in Face Amount. In determining each net amount at risk, we allocate the Policy Value among the Initial Face Amount and any increments of Face Amount in proportion to the total Face Amount. If the death benefit is increased because of the requirements of Section 7702 of the Code, we will allocate such increase among the Initial Face Amount and any increments of Face Amount in proportion to the total Face Amount.

COST OF INSURANCE RATES. We base the cost of insurance rates on an Insured's Underwriting Class, Issue Age, Face Amount, death benefit option, number of full years insurance has been in force, and in most states, sex. The actual monthly cost of insurance rates are based on our expectations as to future mortality and expense experience. We reserve the right to change monthly cost of insurance rates; however, these rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table, Age Last Birthday, Smoker or Nonsmoker, Male or Female. For Insureds with Attained Ages below 20, these guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table, Aggregated Smoker, Male or Female. Separate scales of the guaranteed maximum cost of insurance rates apply to substandard risk classifications or policies with flat or temporary extra mortality charges. For Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, the maximum cost of insurance charge depends only on an Insured's Attained Age, Underwriting Class, Policy Year and a blend of the 1980 Commissioners Standard Ordinary Mortality Tables for males and females. Any change in the cost of insurance rates will be on a uniform basis for all Insureds of the same sex, Underwriting Class, Issue Age, Face Amount, death benefit option, and number of full years insurance has been in force.

UNDERWRITING CLASS. The Underwriting Class of an Insured will affect the cost of insurance rates, as will the incurrence of any flat or temporary extra mortality charges. We currently place Insureds into one of the following classes: preferred non-tobacco, select non-tobacco, or standard tobacco. Insureds can also be placed into one of a number of substandard non-tobacco or substandard tobacco classes. Substandard classes reflect higher mortality risks.

     o In an otherwise identical Policy, an Insured in the preferred class will have a lower cost of insurance rate than an Insured in a select class, and an Insured in a select class will have a lower cost of insurance rate than an Insured in a substandard class.

     o    Juveniles will be classified as standard tobacco until Attained Age
          20. Shortly before an Insured attains age 20, we will notify the Insured about reclassification and will send the Insured an application for change in Underwriting Class. If the Insured does not qualify as a preferred non-tobacco or select non-tobacco or does not return the application, cost of insurance rates for standard tobacco will be used. However, if the Insured returns the application and qualifies as a preferred non-tobacco, the cost of insurance rates will be changed to reflect the preferred non-tobacco classification. If the Insured returns the application and qualifies as a select non-tobacco, the cost of insurance rates will reflect the select non-tobacco classification.

     o Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers in the same Underwriting Class.

CHARGES FOR RIDERS. The Monthly Charge includes charges for any supplemental insurance benefits you add to your Policy by rider. See "Other Policy Information -- Riders."

CERTAIN DAILY CHARGES

We deduct daily charges from each Investment Account (but not the Fixed-rate Account) to compensate us for certain mortality and expense risks we assume, and for certain administrative expenses we incur.

The mortality risk is the risk that an Insured will live for a shorter time than we project. The expense risk is the risk that the expenses that we incur will exceed the administrative charge limits we set in the Policy. Currently, the mortality and expense risk charge is equal to the assets in each Investment Account, multiplied by 0.0002740%, which is the daily portion of the annual mortality and expense risk charge rate of 0.10% during all Policy Years.

The administrative expense charge is equal to the assets in each Investment Account, multiplied by 0.0005479%, which is the daily portion of the annual administrative expense charge of 0.20% during all Policy Years.

If these charges do not cover our actual costs, we absorb the loss. Conversely, if the charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges and may use these profits for any lawful purpose including covering distribution expenses.

TRANSFER CHARGE

We currently allow you to make 12 transfers among the various accounts available under the Investment Options each Policy Year with no additional charge.

     o We may deduct $25 for the 13th and each additional transfer made during a Policy Year to compensate us for the cost of processing these transfers.

     o For purposes of assessing the transfer charge, we consider each Acceptable Request to be one transfer, regardless of the number of Investment Options affected by the transfer.

     o    We deduct the transfer charge from the target Investment Option.

     o Transfers due to dollar cost averaging, loans, the exchange privilege, change in Investment Account investment policy, or the initial reallocation of account values from the Fixed-rate Account do NOT count as transfers for the purpose of assessing any transfer charge.

PORTFOLIO EXPENSES

The value of the net assets of each Investment Account reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Investment Account invests. For further information, consult the Portfolios' prospectuses and the Annual Portfolio Operating Expenses table included in the summary of this prospectus.

DEATH BENEFIT

DEATH BENEFIT PROCEEDS

As long as the Policy is in force, we will pay the Death Benefit Proceeds to the Beneficiary once we receive satisfactory proof of the death of the Insured on a single life Policy or both Insureds on a last survivor Policy. We may require you to return the Policy. We will pay the Death Benefit Proceeds in a lump sum or under another payment method. If all beneficiaries die before the Insured on a single life Policy and the Last Insured on a last survivor Policy, we will pay the Death Benefit Proceeds in a lump sum to you or your estate. See "Death Benefit -- Payment Methods" and "Other Policy Information -- Payment of Policy Benefits."

Death Benefit Proceeds from a Single Life Term Rider on a last survivor Policy are paid once we receive satisfactory proof of the death of the Insured covered under the rider. Death Benefit Proceeds are calculated as of the end of the date of the death of the last surviving Insured.

DEATH BENEFIT PROCEEDS EQUAL:

     o    the death benefit (described below); PLUS

     o    any additional insurance provided by rider; MINUS

     o    any unpaid Monthly Charges; MINUS

     o    any Outstanding Loan Amounts.

If all or part of the Death Benefit Proceeds are paid in one sum, we will pay interest on this sum from the date of death to the date of payment as required by applicable state law.

We may further adjust the amount of the Death Benefit Proceeds under certain circumstances. See "Other Policy Information -- Our Right to Contest the Policy," and "Other Policy Information -- Misstatement of Age or Sex."

DEATH BENEFIT OPTIONS

The Policy provides two death benefit options: Option 1 and Option 2. Option 1 provides a level death benefit, while Option 2 provides an increasing death benefit. We calculate the amount available under each death benefit option as of the date of the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy. Under either option, the length of the death benefit coverage depends upon the Policy's Cash Surrender Value. See "Policy Lapse and Reinstatement."

The Death Benefit under OPTION 1 is the greater of:

     o    the Face Amount; AND

     o the minimum death benefit required under the tax test you select (described below)

The Death Benefit under OPTION 2 is the greater of:

     o the Face Amount PLUS the Policy Value (determined on the date of the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy); AND

     o the minimum death benefit required under the tax test you select (described below).

WHICH DEATH BENEFIT OPTION TO CHOOSE. If you prefer to have Premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Option 2. If you are satisfied with the amount of the existing insurance coverage and prefer to have Premium payments and favorable investment performance reflected in a reduced cost of insurance charge and a corresponding maximization of policy value over time, you should choose Option 1.

The amount of the death benefit may vary with the Policy Value.

     o Under Option 1, the death benefit will vary with the Policy Value whenever the minimum death benefit required under the tax test you choose is greater than the Face Amount.

     o    Under Option 2, the death benefit will always vary with the Policy
          Value.

CHOICE OF TAX TEST. The Code requires that the Policy's death benefit not be less than certain amounts defined in the Code. In most states, when you apply for your Policy the Guideline Premium Test will be used as the tax law test applicable to your Policy unless you specifically elect the Cash Value Accumulation Test. ONCE THE POLICY IS ISSUED, YOU MAY NOT CHANGE THE TAX LAW TEST. YOU SHOULD CONSULT A TAX ADVISER AS TO THE SELECTION OF THE TAX LAW TEST BEFORE APPLYING FOR THE POLICY.

     o Under the Guideline Premium Test, the death benefit will not be less than the Policy Value times the corridor factor set by the Code and shown in the Table of Death Benefit Factors in your Policy. The corridor factors vary by and are shown based on the age of the Insured (or, in the case of a last survivor Policy, the age of the younger Insured) at the start of the Policy Year, as follows.

 ATTAINED AGE       PERCENTAGE         ATTAINED AGE              PERCENTAGE
 ------------       ----------         ------------              ----------
   40 and under        250%            60                        130%
   45                  215%            65                        120%
   50                  185%            70                        115%
   55                  150%            75 through 90             105%
                                       95 through 99             100%

For Attained Ages not shown, the percentages will decrease pro rata each year.

     o Under the Cash Value Accumulation Test, the death benefit will not be less than 1,000 times the Policy Value divided by the net single Premium factor per $1,000 of death benefit shown in the Table of Net Single Premiums in your Policy. The Net Single Premium will vary based on each Insured's sex (in most cases), Underwriting Class, and age at issue, Policy Year and applicable flat or temporary extra mortality charges, if any. Net single Premium factors may also be affected by riders.

In general, the Cash Value Accumulation Test allows the Owner to maximize his or her Policy Value during the earlier Policy Years because more premiums may be paid into the Policy under that test than under the Guideline Premium Test. The Guideline Premium Test allows the Owner to obtain a specified amount of insurance coverage at the most economic cost because the Owner can maintain a higher cash value in relation to the death benefit options and, thereby, reduce the net amount at risk under the Policy.

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Year, you may change death benefit options with no additional charge while the Policy is in force. Changing the death benefit option may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. This may occur, for example, if you seek to change the death benefit option of an outstanding Policy that qualifies as life insurance under the Guideline Premium Test and which has a high Policy Value based on investment experience, but which may not satisfy the Guideline Premium Test if the change in death benefit option requires us to re-test the Policy's eligibility under Section 7702 as of the effective date of the requested change in death benefit option. In that event, we will not permit the change in death benefit option, unless the Owner withdraws the requisite amount to stay within the applicable limits. We also will not permit any change that would make your Policy a Modified Endowment Contract under the Code without specific instructions to that effect, provided to us in an Acceptable Notice. A CHANGE OF DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES. YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING DEATH BENEFIT OPTIONS.

     o You must submit an Acceptable Request for any change in death benefit options.

     o The effective date of the change in death benefit option will be the Monthly Charge Date on or following the date when we approve your request for a change.

     o Under a single life Policy, we will not permit a change in death benefit option if Monthly Charges are then being waived under any Waiver of Monthly Charges Rider attached to the Policy.

If you change from OPTION 1 TO OPTION 2:

     o For a single life policy, the Insured must be alive, and for a last survivor Policy, both Insureds must be alive.

     o Where permitted by law, we may require satisfactory evidence of insurability for this change.


     o We will decrease the Face Amount (beginning with the most recent increase, then the next most recent increases in succession, and then the Initial Face Amount) on the effective date of the change by the Policy Value.

     o The death benefit will remain approximately the same on the effective date of the change.

     o The net amount at risk will generally remain level. This means there may be a relative increase in the cost of insurance charges over time because the net amount at risk will remain level rather than decrease as the Policy Value increases (unless the death benefit is based on the applicable percentage of Policy Value).

     o If the Face Amount would be reduced to less than the minimum Face Amount in which the Policy could be issued, then we will not allow the change in death benefit option.

     o If, before the change, the Face Amount is less than the minimum death benefit required by Code Section 7702, then we will not allow the change in death benefit option.

If you change from OPTION 2 TO OPTION 1:

     o For a single life policy, the Insured must be alive, and for a last survivor Policy, at least one of the Insureds must be alive.

     o    We do not require evidence of insurability for this change.

     o The Face Amount will be increased on the effective date of the change by the Policy Value.

     o The death benefit will remain approximately the same on the effective date of the change.

     o Unless the death benefit is based on the minimum death benefit required by Code Section 7702, if the Policy Value increases, the net amount at risk will decrease, thereby reducing the cost of insurance charge. Similarly, if the Policy Value decreases, the net amount at risk will increase, thereby raising the cost of insurance charge.

CHANGING THE FACE AMOUNT

You select the Face Amount when you apply for the Policy. After the first Policy Year and while the Policy is in force, you may change the Face Amount subject to the conditions described below. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. CHANGING THE FACE AMOUNT MAY HAVE TAX CONSEQUENCES. YOU SHOULD CONSULT A TAX ADVISER BEFORE DOING SO.

INCREASING THE FACE AMOUNT

     o You may increase the Face Amount by submitting an application and providing evidence of insurability satisfactory to us at our Administrative Office.

     o    The minimum increase is $10,000.

     o On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be equal to the Monthly Charges then due.

     o An increase will be effective on the Monthly Charge Date on or next following the date we approve the change, provided that an Insured is living on that date.

     o Under a single life Policy, we will not permit an increase in Face Amount if Monthly Charges are then being waived under any Waiver of Monthly Charges Rider attached to the Policy.

     o You may not increase the Face Amount on or after the Insured's Attained Age 81 for a single life Policy or the older Insured's Attained Age 81 for a last survivor Policy. The Insured (or, in a last survivor policy, both Insureds) must be alive on the date we receive your request in order to increase the Face Amount.

     o The total net amount at risk will be affected, which will increase the monthly cost of insurance charges.

     o Each increase in Face Amount will have its own Underwriting Class, cost of insurance rates and policy unit charges.

     o We reserve the right to limit increases in the Face Amount to one increase in any 12-month period.

DECREASING THE FACE AMOUNT

     o You must submit an Acceptable Request to decrease the Face Amount, but you may not decrease the Face Amount below the minimum Face Amount.

     o The Insured (or, in a last survivor policy, at least one Insured) must be alive on the date we receive your request in order to decrease the Face Amount.

     o    The minimum decrease is $10,000.

     o Any decrease will be effective on the Monthly Charge Date on or next following the date we approve your request.

     o To apply the decrease, we'll first reduce any increases in the Face Amount you've asked for, starting with the most recent. Then we'll reduce the Initial Face Amount.

     o A decrease in Face Amount generally will decrease the net amount at risk, which will decrease the cost of insurance charges. For purposes of determining the cost of insurance charge, any decrease will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the Initial Face Amount.

     o We will not allow a decrease in Face Amount if, after the decrease, the death benefit would be less than the minimum death benefit required by Code Section 7702.

     o If a decrease in Face Amount would cause your Policy to be classified as a Modified Endowment Contract, we will not process the decrease until you complete an Acceptable Notice with specific instructions to that effect.

PAYMENT METHODS

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of a Separate Account. More detailed information concerning these payment methods is available on request from our Administrative Office. See "Other Policy Information -- Payment of Policy Benefits."

ACCELERATED DEATH BENEFIT

In states where the benefit is available, you may receive an accelerated payment of part or all of the Policy's death benefit when the Insured (or, in a last survivor policy, the last remaining Insured) develops a terminal illness, which is expected to result in his or her death within 12 months. See "Other Policy Information - Accelerated Death Benefit."

SURRENDERS AND PARTIAL WITHDRAWALS

SURRENDERS

You may request to Surrender your Policy for its Cash Surrender Value as calculated at the end of the Business Day when we receive your request, subject to the following conditions:

     o An Insured must be alive and the Policy must be in force when you make your request. We may require that you return the Policy.

     o The Surrender will take effect and the Policy will terminate on the date we receive your request.

     o Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

     o We generally will pay the Cash Surrender Value to you in a lump sum within 7 days after we receive your Acceptable Request unless you request other arrangements.

     o A SURRENDER MAY HAVE TAX CONSEQUENCES. YOU SHOULD CONSULT A TAX ADVISER BEFORE SURRENDERING THE POLICY. SEE "FEDERAL TAX CONSIDERATIONS."

PARTIAL WITHDRAWALS

After the first Policy Year, you may make a request to withdraw part of the Cash Surrender Value subject to the following conditions:

     o You must request at least $1,000, or the entire value in a specified account, if less.

     o An Insured must be alive and the Policy must be in force when you make your request.

     o You can specify the account from which to make the partial withdrawal. Otherwise, we will deduct the amount from the accounts available under the Investment Options in proportion to the Policy Value attributable to each account before the partial withdrawal.

     o We reserve the right to restrict you to one withdrawal from any one account within a 90-day period.

     o If Death Benefit Option 1 is in effect, we will reduce the Face Amount by the amount of the partial withdrawal. Any decrease in Face Amount due to a partial withdrawal will reduce the Initial Face Amount and any increases in Face Amount you've asked for in proportion to your Face Amount before the partial withdrawal. If a partial withdrawal would cause the Face Amount to be less than the minimum Face Amount, you may either reduce the amount of the partial withdrawal or Surrender the Policy for its Cash Surrender Value. A partial cash withdrawal will not reduce the Face Amount if Death Benefit Option 2 is in effect.

     o We will process the partial withdrawal at the Unit values next determined after we receive your request.

     o We generally will pay a partial withdrawal request within 7 days after the Business Day when we receive the request.

     o A partial withdrawal can affect the Face Amount, death benefit, and net amount at risk (which is used to calculate the cost of insurance charge (see "Charges and Deductions -- Monthly Charge")).

     o If a partial withdrawal would cause the Policy to fail to qualify as life insurance under the Code, you may either reduce the amount of the withdrawal or Surrender the Policy.

     o If a partial withdrawal would cause your Policy to be classified as a Modified Endowment Contract under the Code, we will not process the partial withdrawal until you complete an Acceptable Notice with specific instructions to that effect.

     o PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES. YOU SHOULD CONSULT A TAX ADVISER BEFORE MAKING A PARTIAL WITHDRAWAL UNDER THE POLICY. SEE "FEDERAL TAX CONSIDERATIONS."

TRANSFERS

You may make transfers between and among the Investment Options. We determine the amount you have available for transfers at the end of the Business Day when we receive your Acceptable Request. The following features apply to transfers under the Policy:

     o You must transfer at least $250, or the total value in the Investment Account or Fixed-Rate Account you are transferring from, if less.

     o We reserve the right to deduct a $25 charge for the 13th and each additional transfer in a Policy Year. We will deduct any transfer charge from the balance of the account to which the amount is transferred. Transfers due to dollar cost averaging, loans, the exchange privilege, change in Investment Account investment policy, or the initial reallocation of account values from the Fixed-Rate Account do NOT count as transfers for the purpose of assessing the transfer charge. See "Transfers -- Dollar Cost Averaging" and "Other Policy Information -- Additional Transfer Rights."

     o We consider each request to be a single transfer, regardless of the number of Investment Option accounts involved. If the transfer targets more than one Investment Option, we'll deduct any transfer charge from all the target options in proportion to the amount transferred into each option.

     o We process transfers based on Unit values determined at the end of the Business Day when we receive your transfer request. We will process any transfer request we receive after the end of a business day based on the Unit value determined at the end of the next Business Day.

     o If you don't have enough Policy Value in an account to cover a transfer, we'll transfer the remaining amount in that account into the account you are transferring to. If you are transferring to more than one account, we will transfer the remaining amount in the account into the accounts you are transferring to in proportion to your transfer instructions.

     o We reserve the right to restrict you to one transfer from any one account within a 90-day period.

DOLLAR COST AVERAGING

You may elect to participate in a dollar cost averaging program by providing us with Acceptable Notice. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your Premium into the Investment Accounts over a period of time by systematically and automatically transferring, on a periodic basis, specified dollar amounts from the Fixed-rate Account to any Investment Account(s). This allows you to potentially reduce the risk of investing most of your Premium into the Investment Accounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase Units when their value is low as well as when it is high.

You choose whether transfers will be made on a monthly or a quarterly basis. If you don't select a timing basis, we will make monthly transfers. Equal amounts (minimum $100) are automatically transferred from the Fixed-Rate Account to your designated "target accounts" in the percentages selected. You may have multiple target accounts.

In most states, the first transfer will take place on the first Monthly Charge Date after our receipt of your Acceptable Request. In states which require us to refund payments made during the Right to Cancel period, the first transfer will be made on the first Monthly Charge Date after the later of: (a) the end of the Right to Cancel Period, or (b) our receipt of your request to start the program. When the Monthly Charge Date falls on a day that is not a Business Day, we will allocate Policy Value among the Investment Accounts using Unit values as of the immediately preceding Business Day.

You also decide how many scheduled transfers to make, although we require a minimum of 6 transfers for this program. If you don't choose a number, transfers will be made until there is no Policy Value remaining in the Fixed-rate Account. We won't charge you for any transfers made under this program.

We reserve the right to only allow you to start one dollar cost averaging program in any Policy Year.

DOLLAR COST AVERAGING WILL END IF:

     o    we receive your Acceptable Request to cancel your participation;

     o the value in the Fixed-Rate Account is insufficient to make the transfer; or

     o    the specified number of transfers has been completed.

You will receive notice of transfers made under the dollar cost averaging program in your quarterly statement. You are responsible for reviewing the quarterly statement to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is not considered a transfer for purposes of assessing any transfer fee.

We may modify, suspend, or discontinue the dollar cost averaging program at any time.


LOANS

While the Policy is in force, you may submit an Acceptable Request to borrow money from us using the Policy as the only collateral for the loan. You may increase your risk of Lapse if you take a loan. A LOAN THAT IS TAKEN FROM, OR SECURED BY, A POLICY MAY HAVE TAX CONSEQUENCES. YOU SHOULD CONSULT A TAX ADVISER BEFORE TAKING A LOAN UNDER THE POLICY OR SECURED BY THE POLICY. SEE "FEDERAL TAX CONSIDERATIONS."

LOAN CONDITIONS:

     o    The MINIMUM LOAN you may take is $1,000.

     o The MAXIMUM LOAN you may take is 90% of the Cash Surrender Value on the date of the loan.

     o    The loan will take effect on the Business Day we receive your request.

     o    Loans may not be taken in the Right to Cancel Period.

     o To secure the loan, we transfer an amount equal to the loan to the Loan Account as collateral. You may request that we transfer this amount from specific Investment Option accounts. If you do not specify any particular accounts, we will transfer the loan on a pro rata basis from all of your accounts with a positive value. Such amount will remain in the Loan Account until you repay the policy loan.


     o In the first Policy Year, we charge you interest on your loan ("charged interest rate") at a maximum annual interest rate of the greater of 4% or the published monthly average of corporate bond yields for the calendar month ending 2 months before the month in which a Policy Year begins. We set the charged interest rate as of the beginning of the Policy Year. That rate will then apply for the entire Policy Year. This rate will be adjusted in subsequent Policy Years if the relevant published monthly average has changed by 50 basis points or more.


     o Charged interest is due and payable on the earlier of the Policy Anniversary or when the Cash Surrender Value is insufficient to pay the Monthly Charge. At that time, any unpaid interest becomes part of the outstanding loan and accrues interest at the then current rate. On each Policy Anniversary, we will also transfer on a pro rata basis an amount equal to the unpaid interest to the Loan Account so that the Loan Account will be equal to the Outstanding Loan Amounts as of the date on which charged interest is due and payable.

     o We credit interest on amounts in the Loan Account ("earned interest rate") for the first 15 Policy Years at a minimum annual interest rate of 2% less than the charged interest rate then in effect, and thereafter, at a minimum annual interest rate of 0.5% less than the charged interest rate then in effect. The earned interest rate will never be less than 3%.

     o We transfer earned loan interest to or from the Investment Option accounts and recalculate collateral: (a) when loan interest is paid;
          (b) when a new loan is made; (c) when a loan repayment is made; (d) on each Policy Anniversary; and (e) when the Cash Surrender Value is insufficient to pay the Monthly Charge. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral.

     o You may repay all or part of your Outstanding Loan Amounts at any time while an Insured is alive and the Policy is in force. The minimum policy loan repayment is $100, or the total Outstanding Loan Amounts, if less. Upon each loan repayment, we will transfer from the Loan Account an amount equal to your loan repayment. We will allocate such amount to the Investment Option accounts in accordance with your instructions, as contained in an Acceptable Notice. If we do not receive specific instructions with respect to a loan repayment, we will allocate such amount in accordance with your current Premium allocation instructions.

     o While your loan is outstanding, we will credit all payments you send to us as Premium payments unless you provide Acceptable Notice for the payments to be applied as loan repayments.

     o We deduct any Outstanding Loan Amounts from the Policy Value upon Surrender, and from the Death Benefit Proceeds payable on the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy.

     o If your Outstanding Loan Amounts cause the Cash Surrender Value on a Monthly Charge Date to be less than the Monthly Charge due, your Policy will enter a Grace Period. See "Policy Lapse and
          Reinstatement."

     o We normally pay the amount of the loan within 7 days after we receive a proper loan request. We may postpone payment of loans under certain conditions. See "Other Policy Information -- Payments We Make."

EFFECT OF POLICY LOANS

A loan, whether or not repaid, affects the Policy, the Policy Value, the Cash Surrender Value, and the death benefit. The Death Benefit Proceeds and Cash Surrender Value include reductions for the amount of any Outstanding Loan Amounts. As long as a loan is outstanding, we hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Investment Accounts and may not be credited with the interest rates accruing on the Fixed-Rate Account. Amounts transferred from the Investment Accounts to the Loan Account will affect the Policy Value, even if the loan is repaid, because we credit these amounts with an interest rate we declare rather than with a rate of return that reflects the investment performance of the Investment Accounts. Accordingly, the effect of a loan could be favorable or unfavorable, depending on whether the investment performance of the Investment Accounts and the interest credited to the Fixed-rate Account are less than or greater than the interest being credited on the Loan Account while the loan is outstanding. The longer a loan is outstanding, the greater the effect of a policy loan is likely to be.

There are risks involved in taking a loan, including the potential for a Policy to Lapse if projected earnings, taking into account outstanding loans, are not achieved. In addition, if a loan is taken from a Policy that is part of a plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the loan will be treated as a "prohibited transaction" subject to certain penalties unless additional ERISA requirements are satisfied. THE OWNER OF SUCH A POLICY SHOULD SEEK COMPETENT ADVICE BEFORE REQUESTING A POLICY LOAN. THE LAPSE OF A POLICY WITH LOANS OUTSTANDING MAY HAVE TAX CONSEQUENCES. SEE "FEDERAL TAX CONSIDERATIONS."


POLICY LAPSE AND REINSTATEMENT

LAPSE

Your Policy may enter a Grace Period and possibly Lapse when the Cash Surrender Value is not enough to pay the Monthly Charge. If your Policy Lapses, all coverage under the Policy will terminate and you will receive no benefits.

Your Policy will NOT Lapse if you make a payment before the end of the Grace Period that is sufficient to make your Cash Surrender Value positive.

If your Policy enters a Grace Period, we will mail you a Premium reminder notice at least 15 days prior to Lapse that indicates the necessary payment amount and final payment date to prevent Lapse. If the Insured on a single life Policy or the Last Insured on a last survivor Policy dies during the Grace Period, we will pay the Death Benefit Proceeds.

REINSTATEMENT

Unless you have Surrendered your Policy, you may reinstate a Lapsed Policy at any time while the Insured on a single life Policy or both insureds on a last survivor Policy are alive and within 3 years (5 years in Missouri and North Carolina) after the end of the Grace Period (and prior to the Final Policy Date) by submitting all of the following items to us at our Administrative Office:

     o    An Acceptable Notice requesting reinstatement;

     o    Evidence of insurability we deem satisfactory;

     o Payment or reinstatement of any Outstanding Loan Amounts as of the date of Lapse; and

     o Payment of an amount that is sufficient to make your Cash Surrender Value positive, with any unpaid Monthly Charges on the date of Lapse in states other than Pennsylvania accruing interest at an annual effective rate of 6% from the date of Lapse to the date of reinstatement.

The effective date of reinstatement is the later of the date the application for reinstatement is approved by us or the date we receive the required payment for reinstatement. The reinstated Policy will have the same Policy Date as it had prior to the Lapse. The Policy Value on the date of reinstatement will equal the amounts paid at reinstatement and then decreased by any Outstanding Loan Amount repayment, any unpaid Monthly Charges with interest, and any Premium expense charge.

FEDERAL TAX CONSIDERATIONS

INTRODUCTION. The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service ("IRS").

TAX STATUS OF THE POLICY. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Although guidance as to how these requirements are to be applied is limited, we believe that the Policy should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis (i.e., an Underwriting Class involving higher than standard mortality risk) and Policies insuring two lives, and there is more uncertainty as to those contracts. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate Premiums and cash values, have not been explicitly addressed in published IRS rulings. While we believe that the Policies do not give Owners investment control over Separate Account assets, we reserve the right to modify the Policies or to limit the number of variable options available under the Policy in order to seek to prevent an Owner from being treated as the Owner of a pro rata share of the assets in the Separate Account.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Separate Account, through the underlying Funds, will satisfy these diversification requirements.

CHANGES TO COMPLY WITH THE LAW. So that your Policy continues to qualify as life insurance under the Code or to avoid having the Policy become a MEC, we reserve the right to limit or refund all or part of your Premium payments. We may refuse to allow you to make partial withdrawals that would cause your Policy to fail to qualify as life insurance under the Code. We also may:

     o    make changes to your Policy or its riders; or

     o make distributions from your Policy to the degree that we deem necessary to qualify your Policy as life insurance for tax purposes.

If we make any changes of this type, we will make similar changes to all affected policies.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL. We believe that Death Benefit Proceeds under a Policy are excludable from the gross income of the Beneficiary for federal income tax purposes. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted as to these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. (The tax consequences associated with keeping a Policy in force after the Insured on a single life Policy or the younger Insured on a last survivor Policy reaches Attained Age 100 are unclear. A tax adviser should be consulted about such consequences.) When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a MEC.

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as MECs with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to Premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. The Policy will be a MEC if the premiums we receive are greater than the "seven-pay limit" as determined under
Section 7702A of the Code. The "seven-pay limit" means that, during the first seven years of the policy, the sum of the actual premiums paid may not exceed the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if it were paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premiums" were $1,000, the maximum premiums that could be paid during the first seven years of a policy to avoid MEC status would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a MEC, depending on the amount of premiums paid during each of the policy's first seven years.

Certain changes in a Policy after it is issued could also cause it to be classified as a MEC. For example, a reduction in benefits during the first seven contract years for a Policy issued on a single life, or at any time for a Policy issued on two or more lives, may cause the Policy to be classified as a MEC. A Policy that is acquired in exchange for a life insurance contract classified as a MEC prior to the exchange will be classified as a MEC. A Policy that is acquired in exchange for a life insurance contract not classified as a MEC prior to the exchange will generally not be classified as a MEC if no Premiums are paid under the Policy during the first seven Policy Years after the exchange. A current or prospective Owner should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

If a Policy becomes a MEC, all distributions during the contract year in which the policy becomes a MEC will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

MULTIPLE POLICIES. All MECs that are issued (or that subsequently become a MEC) by us or our affiliates to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

     o All distributions other than death benefits, including distributions upon full or partial Surrenders and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

     o Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly, as described above.

     o A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has Attained Age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary or designated Beneficiary. YOU SHOULD CONSULT A TAX ADVISER TO DETERMINE IF YOU MAY BE SUBJECT TO THE 10% PENALTY TAX ON ANY DISTRIBUTION OR LOAN THAT YOU RECEIVE UNDER THE POLICY.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a MEC are generally treated first as a recovery of the Owner's investment in the Policy and, only after the recovery of all investment in the Policy, as taxable income. However, certain distributions that must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions.

Finally, distributions and loans from or secured by a Policy that is not a MEC are not subject to the 10 percent additional income tax.

INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free. When a loan is taken out under a Policy that is a MEC, your investment in the Policy is increased by the amount of the loan that is treated as a taxable distribution.

POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is Surrendered, canceled, or allowed to Lapse, the amount of the outstanding indebtedness (plus accrued interest) will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

WITHHOLDING. Withholding of Federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies the Company of that election. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

SECTION 1035 EXCHANGES. Code section 1035 generally provides that no gain or loss shall be recognized by the Owner on the exchange of one life insurance contract for another life insurance contract, an annuity contract or an endowment contract. Contracts subject to tax rules in effect prior to certain legislative changes are likely to be treated as new contracts for purposes of both section 7702, which establishes the tests for whether a contract is a life insurance contract for Federal income tax purposes, and section 7702A, which provides the criteria for determining whether a contract is a MEC. Prospective purchasers wishing to take advantage of section 1035 should consult their tax advisers.

BUSINESS USES OF POLICY. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation skipping transfer tax consequences under federal tax law. The particular situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes. A tax adviser should be consulted as to these consequences.


ACCELERATED DEATH BENEFITS. Payments received under the accelerated death benefit will be excludable from the gross income of the recipient if applicable tax law requirements are met. However, you should consult a qualified tax adviser about the consequences of receiving a payment under this benefit.

TAX TREATMENT OF POLICY SPLIT. The policy split rider permits a Policy issued on a last survivor basis to be split into two individual Policies. It is not clear whether exercising the policy split rider will be treated as a taxable transaction or whether the individual Policies that result will be classified as Modified Endowment Contracts. A tax adviser should be consulted before exercising the policy split rider.


POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

OUR INCOME TAXES

Under current Federal income tax law, as a life insurance company we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes. We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

Under current laws in several states, we may incur state and local taxes in addition to Premium taxes. These other taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes. If we charge for such taxes in the future, such charges will be imposed on all affected policies.

OTHER POLICY INFORMATION

PAYMENT OF POLICY BENEFITS

DEATH BENEFIT PROCEEDS. Death Benefit Proceeds will ordinarily be paid to the Beneficiary within 7 days after we receive satisfactory proof of the death of the Insured on a single life Policy or both Insureds on a last survivor Policy and all other requirements are satisfied, including receipt by us at our Administrative Office of all required documents. We determine the amount of a payment from the Separate Account as of the date of death. If you don't choose a payment method, your Beneficiary can choose one when he or she files a claim after the death of the Insured. If Death Benefit Proceeds are paid in a single sum, we pay interest from the date of death to the date of payment or as required by applicable state law.

Death Benefit Proceeds from a Single Life Term Rider on a last survivor Policy are paid once we receive satisfactory proof of the death of the chosen Insured.

PAYMENT METHODS. In lieu of a single sum payment on death, Surrender, or maturity, you may elect one of the following payment methods. Payment under these payment methods will not be affected by the investment performance of any Investment Accounts after proceeds are applied. YOU SHOULD CONSULT A TAX ADVISER AS TO THE TAX CONSEQUENCES OF ELECTING THE INCOME PAYMENT METHOD BEFORE MAKING SUCH ELECTION.

The choice of payment method may be made by you or changed during the lifetime of an Insured. If you do not make a choice, the Beneficiary may choose a method when filing a claim following the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy. If you change the Beneficiary, the payment method you had chosen is revoked. You may name contingent (secondary) payees for Methods 1 and 2, and for the guaranteed period of Method
3. A payment method for these contingent payees may be chosen within our rules.

We may void a choice of method for any of the following reasons:

     o    you assign the Policy after making a choice of method;

     o the proceeds are payable to a corporation, association, partnership or estate, either in or out of trust;

     o the proceeds to be applied for any person under Method 1 are less than $5,000; or

     o    any monthly payment under Method 2 or 3 would be less than $25.

The following payment methods are available:

     o METHOD 1 -- INTEREST PAYMENTS. We will hold the proceeds and make interest payments at an effective rate of at least 2.5% per year, until the death of the payee or the end of a chosen period of not more than thirty years, whichever comes first. At any time, the payee can Surrender the Policy and the Surrender value will be the proceeds then held by us.

     o METHOD 2 -- PAYMENTS FOR A FIXED PERIOD. We will make payments each month for the number of years chosen based on interest at an effective rate of at least 2.5% per year. The guaranteed minimum amount of each monthly payment per thousand dollars of proceeds is shown in your Policy. At any time, the payee can Surrender the Policy and the Surrender value will be the commuted value of any unpaid payments. The commuted value is based on interest at the effective rate of 2.5% per year and is less than the sum of the remaining payments.

     o METHOD 3 -- LIFE ANNUITY WITH A 0-, 10-, 15-, OR 20-YEAR GUARANTEED PERIOD. A payment will be made to the payee each month for life. The guaranteed minimum amount of each monthly payment per thousand dollars of proceeds is shown in your Policy. If the payee dies within the guaranteed period, the person you or the payee chooses can Surrender the Policy and the Surrender value will be the commuted value of any unpaid monthly payments for the period chosen. The commuted value is based on interest at the effective rate of 2.5% per year and is less than the sum of the remaining payments.

PAYMENTS AFTER THE DEATH OF A PAYEE. Any monthly payments still due at the death of the payee during a guaranteed or fixed period will be continued to the person or persons named by you or by the payee to receive them. The commuted value of these payments may be paid in one sum unless we are directed otherwise. If a person receiving these payments dies before the end of the guaranteed or fixed period, the commuted value of any payments still due that person will be paid to any other surviving person or persons named to receive it. If no one so named is then living, the commuted value will be paid to the estate of the last person who was receiving these payments. If no one has been named to receive these payments, or if no one so named is living at the death of the payee, the commuted value will be paid in one sum to the payee's estate. If the payee dies while all or part of the proceeds is held by us under the Interest Payments Method, that amount will be paid in one sum to the person or persons you or the payee has named to receive it. If no such person survives the payee, the amount will be paid in one sum to the payee's estate.


THE POLICY

The Policy, application(s), policy schedule pages, and any riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are true to the best knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

TELEPHONE AND INTERNET REQUESTS

You can use our Automated Telephone Service (ATS) or the TIAA-CREF Web Center's account access feature to check your account value and current allocation percentages, and make transfers. You will be asked to enter your Personal Identification Number (PIN) and Social Security number for both systems. Both will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made over the ATS and through the Web Center are electronically recorded.

To use the ATS, you need a touch-tone phone. The toll free number for the ATS is
(800) 842-2252. To use the Web Center's account access feature, access the TIAA-CREF Internet home page at www.tiaa-cref.org.


Telephone and computer systems may not always be available. Any telephone or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

You should protect your PIN, because automated transaction options will be available to anyone who provides your PIN. We may not be able to verify that you are the person providing instructions through the ATS or the Web Center, or that you have authorized any such person to act for you.


We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.

OUR RIGHT TO CONTEST THE POLICY

In issuing the Policy, we rely on all statements made by or for you and/or an Insured in the application or in a supplemental application. Therefore, we may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).

However, we will not contest the Policy after the Policy has been in force during the lifetime of the Insured(s) for 2 years from the Issue Date, except for nonpayment of Premium. Likewise, we will not contest any Policy change that requires evidence of insurability, or any reinstatement of the Policy, after such change or reinstatement has been in effect during the lifetime of the Insured(s) for 2 years. However, if we issue the Policy as a result of a conversion option from term insurance, we will measure the contestable period from the Issue Date of the term policy.

If your Policy Lapses and we reinstate it, we have the right to contest the validity of your Policy for two years from the date that it was reinstated. Once your reinstated Policy has been in force for two years from the reinstatement date during the lifetime of the person Insured by the Policy, we generally lose the right to contest its validity.

If you change the Death Benefit Option from 1 to 2, we may contest the amount of any increase in the death benefit due to such change after such change has been in force during the lifetime of the Insured(s) for 2 years from the date the change takes effect. If the Face Amount has been increased subject to evidence of insurability, we will not contest such increase after it has been in force during the lifetime of the Insured(s) for 2 years from the date the increase takes effect. If we successfully contest a change from Death Benefit Option 1 to 2 or an increase in Face Amount subject to evidence of insurability, the death benefit will be what would have been payable had such change or increase not taken effect. We will refund to your Policy Value any additional cost of insurance, policy unit, and rider charges associated with such increase or change.

Our right to contest a last survivor Policy will vary from state to state. In most states, with respect to each life insured, this policy will be incontestable after it has been in force during the lifetime of that insured for two years from its issue date. If the death of the first insured to die occurs within two years after the issue date, we will not contest this policy due to a material misrepresentation concerning only the first insured to die more than 12 months after receipt of proof of such death.

SUICIDE EXCLUSION

If an Insured commits suicide within 2 years of the Issue Date, the Policy will terminate and our liability will be limited to an amount equal to the Premiums paid, less any Outstanding Loan Amounts, and less any partial withdrawals previously paid. However, if the Policy is issued as a result of a conversion option from term insurance, the suicide period will be measured from the Issue Date of the term policy.

If an Insured commits suicide within 2 years from the effective date of any increase in Face Amount for which evidence of insurability had been provided, or within 2 years from the effective date of a change from Death Benefit Option 1 to 2, the Policy will terminate and our liability will be limited to the death benefit that would have been payable had the increase or change not taken effect. We will also refund to your Policy Value any additional cost of insurance, policy unit, and rider charges associated with such increase or change.

For last survivor Policies, the suicide exclusion varies from state to state. In certain states, if either Insured commits suicide, the suicide exclusion will apply and the Policy will terminate and our liability will be limited to an amount equal to the Premiums paid, less any Outstanding Loan Amounts, and less any partial withdrawals previously paid. In these states, we will generally offer the surviving Insured a single life Policy without evidence of insurability. In the remaining states, the suicide exclusion will apply only upon the suicide of the Last Insured.

MISSTATEMENT OF AGE OR SEX

If an Insured's age or, in most states, sex was stated incorrectly in the application and we discover such misstatement after the death of the Insured on a single life Policy or the Last Insured on a last survivor Policy, the amount of death benefit will be that which would be purchased by the most recent deduction for the cost of insurance charge at the correct age or sex. The amount of death benefit for any riders will be that which would be purchased by the most recent deduction for rider charges at the correct age or sex.

However, in most states, if we discover such misstatement while the Insured on a single life Policy or the Last Insured on a last survivor Policy is living, we will retroactively adjust the Policy Value to reflect the Monthly Charges that should have been made for the correct age or sex of the Insured(s).

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, a vice president, or our secretary. Upon notice to you, we may modify the Policy:

     o to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company, or the Separate Account is subject;

     o to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; OR

     o    to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we reserve the right to amend the provision to conform with these laws.

POLICY COST FACTORS

We may change monthly cost of insurance rates, excess interest rates, Premium expense charges, policy fees, mortality and expense risk charges, administrative expense charges, rider charges and policy unit charges. Any change will be determined in accordance with the procedures and standards on file with the insurance department of the state in which this policy is delivered. Any changes in policy cost factors will be based on changes in future expectations for (1) mortality; (2) expenses; (3) persistency; (4) investment earnings; (5) federal taxes; and (6) state or local taxes.

Changes in policy cost factors will be determined prospectively, will not occur because of a change in an Insured's health or occupation, and will not be made to recoup any prior losses. We will not change policy cost factors more frequently than once a month. We will review the Policy for a class of Insureds to determine whether an adjustment in policy cost factors should be made at least once a year for interest and at least once every five Policy Years for other policy cost factors.

In addition, Portfolio expenses for the Investment Accounts may also change periodically.

PAYMENTS WE MAKE

We usually pay the amounts of any Surrender, partial withdrawal, Death Benefit Proceeds, loan, or payment methods within 7 days after we receive all applicable Acceptable Notices, and/or due proofs of death.

However, we can postpone these payments if:

     o the New York Stock Exchange is closed for trading, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; OR

     o an emergency exists, as a result of which the Securities and Exchange Commission determines that (A) the disposal of shares in an Investment Account's corresponding Fund is not reasonably practicable, or (B) it is not reasonably practicable to fairly determine the value of the net assets of an Investment Account's corresponding Fund; OR

     o an Investment Account's corresponding Fund otherwise suspends payment or redemption of its shares pursuant to an order of the Securities and Exchange Commission; OR


     o you have submitted a check or draft to our Administrative Office, in which case we have the right to defer payment of Surrenders, partial withdrawals, Death Benefit Proceeds, or payments under a payment method until the check or draft has been honored.

We have the right to defer payment of amounts from the Fixed-Rate Account for up to 6 months after receipt of Acceptable Notice, but will not defer a payment from the Fixed-rate Account that is to be applied to pay required Premiums on other policies in force with us. We pay interest at an annual rate from the effective date of the withdrawal, Surrender or loan if we delay any payment for 10 days or more. This annual rate will be the same rate that's offered under Payment Method 1 as described in "Other Policy Information - Payment of Policy Benefits."


If mandated under applicable law, we may be required to reject a premium. We may also be required to block an Owner's account and thereby refuse to accept any request for transfers, withdrawals, surrenders, loans, or death benefits, until instructions are received from the appropriate regulator.


ADDITIONAL TRANSFER RIGHTS

OPTION TO EXCHANGE THIS POLICY FOR A PAID-UP LIFE INSURANCE POLICY

In some states, you may exchange this Policy for a paid-up life insurance policy on the life of the Insured(s) if the Insured or Insured(s) are still alive and your Cash Surrender Value is greater than zero. An exchange can have tax consequences. You should consult a tax adviser before exchanging the policy. See "Federal Tax Consequences."

Here's how it works:

     o The exchange will become effective on the next Policy Anniversary after we receive your Acceptable Request for the exchange.

     o All coverage previously provided by this Policy and any attached riders will end.

     o In its place, the paid-up life insurance policy will provide a level death benefit. The amount of the death benefit will be what your Policy Value can purchase at the age, gender, and most recent Underwriting Class of the person or persons Insured by this Policy, based on a 3% interest rate and guaranteed cost of insurance charges.

     o Any Outstanding Loan Amount will be continued under the paid-up life insurance policy. The Death Benefit Proceeds will continue to be reduced by any Outstanding Loan Amount.

     o    No Premiums will be accepted under the paid-up life insurance policy.

     o The paid-up life insurance policy will have a Policy Value and an amount available for loans. We will send you policy pages reflecting the guaranteed minimum levels of these amounts.

     o If you make a withdrawal from the paid-up life insurance policy, we will reduce its Policy Value and death benefit. The Policy Value will be reduced by the amount of the withdrawal. The new death benefit will be the old death benefit multiplied by the ratio of the Policy Value after the change to the Policy Value before the change. We will send you new policy pages reflecting the new values.

     o When this option is elected, you may still exercise your right to accelerate the death benefit.

CHANGE IN INVESTMENT ACCOUNT INVESTMENT POLICY

If the investment policy of an Investment Account is materially changed, you may transfer the portion of the Policy Value in that Investment Account to another Investment Account or to the Fixed-Rate Account without a transfer charge and without having the transfer count toward the number of transfers permitted without charge during a Policy Year.

REPORTS TO OWNERS

At least once each year, we will send you a report showing the following information as of the end of the report period:

     o    the current Policy Value

     o    the current Face Amount

     o    the current Cash Surrender Value

     o    the current Death Benefit Proceeds

     o    the current Outstanding Loan Amounts

     o the current interest rates applicable to the Fixed-rate Account and Loan Account

     o any activity since the last report (e.g., Premiums paid, partial withdrawals, charges and deductions)

     o    any other information required by law

We currently send these reports within 45 days of each Policy Anniversary. In addition, we will send you a quarterly statement as well as confirmation statements reflecting the status of the Policy following certain transactions, including the transfer of amounts from one Investment Option to another (excluding amounts transferred under the dollar cost averaging plan), the taking of a loan, the repayment of a loan, a partial withdrawal, and the payment of any Premiums (excluding those paid by bank draft or otherwise under an automatic payment plan). Scheduled transactions such as electronic premium payments, monthly charges, and transfers under our dollar cost averaging program will not generate a confirmation but will be reported on your quarterly statement.

We can prepare a similar report for you at other times for a reasonable fee. We may limit the scope and frequency of these requested reports.

We will send you a semi-annual report containing the financial statements of each Portfolio in which you are invested.

RECORDS

We will maintain all records relating to the Separate Account and the Fixed-Rate Account at our Administrative Office.

POLICY TERMINATION

Your Policy will terminate on the earliest of:

     o    the end of the Grace Period without a sufficient payment;

     o the date the Insured on a single life Policy or the Last Insured on a last survivor Policy dies;

     o the effective date of the exchange of this policy for a paid-up life insurance policy;

     o the date this policy is exchanged for another life insurance or annuity policy; or

     o    the date you Surrender the Policy.

ACCELERATED DEATH BENEFIT

In some states, prior to the Final Policy Date and while the Policy is in force, you may elect to receive a one-time lump-sum accelerated death benefit when an Insured suffers from a terminal illness. A terminal illness means a state of health in which an Insured's life expectancy is twelve months or less.

Subject to state variations, you may elect to accelerate all or only a portion of the Death Benefit Proceeds before reduction for any Outstanding Loan Amounts and unpaid Monthly Charges (the "available proceeds"). However, you may not elect to accelerate an amount that is less than 25% of available proceeds or $50,000, whichever is less.

The accelerated death benefit payment will vary from state to state but will generally equal the requested available proceeds discounted for one year of interest and reduced by:

     o    an administrative expense charge not to exceed $200;

     o any amounts due within the Policy's Grace Period which are unpaid on the date we approve your application for an accelerated death benefit; and

     o any Outstanding Loan Amounts existing on the date we approve your application for an accelerated death benefit multiplied by the ratio of the accelerated available proceeds to the available proceeds before the acceleration.

If we approve your application for partial acceleration of available proceeds, the unaccelerated portion of the Policy's Death Benefit Proceeds will remain in effect. After the payment of an accelerated death benefit, the Policy's Face Amount, Policy Value, and any Outstanding Loan Amounts will be reduced by the ratio of the accelerated available proceeds to the available proceeds before the acceleration. The acceleration of all available proceeds will result in the termination of the Policy.

There is no restriction on the use of an accelerated death benefit payment. Death benefit amounts under a four-year level term insurance rider or a single life term rider aren't available for acceleration.

Receipt of an accelerated death benefit payment may affect eligibility for Medicaid and other government assistance programs. Receipt of an accelerated death benefit payment may also have tax consequences. CONSULT YOUR TAX ADVISER.

YOUR RIGHT TO RECEIVE PAYMENT UNDER THIS OPTION IS SUBJECT TO A NUMBER OF CONDITIONS STATED IN YOUR POLICY. YOU SHOULD CONSULT YOUR POLICY FOR THE EFFECTS OF AN ACCELERATED DEATH BENEFIT ON INCONTESTABILITY AND SUICIDE.

RIDERS

The following riders offering supplemental benefits are available under the Policy. Most of these riders are subject to age and underwriting requirements and, unless otherwise indicated, must be purchased when the Policy is issued. We deduct any Monthly Charges for these riders from the Policy Value as part of the Monthly Charge. These riders (which are summarized below) provide fixed benefits that do not vary with the investment performance of the Separate Account. These riders may not be available in all states. Please contact us for further details.

     AUTOMATIC INCREASE RIDER. This rider is available both for a Policy issued on a single life or a Policy issued on a last survivor basis. This rider increases the Face Amount of the Policy by 5% of the Initial Face Amount on each of the first ten policy anniversaries. You can only select this rider at issue. Guaranteed and current charges are the same as for the Initial Face Amount of the base policy.

     FOUR-YEAR TERM BENEFIT RIDER. This rider is available both for a Policy issued on a single life or a Policy issued on a last survivor basis. Subject to our underwriting requirements, this rider provides level term insurance coverage equal to 125% of the Initial Face Amount for 4 years from the Issue Date. You can only select this rider at issue.

     GUARANTEED MINIMUM DEATH BENEFIT RIDER. This rider is available both for a Policy issued on a single life or a Policy issued on a last survivor basis. Under this rider, your Policy and any other riders added to it will remain in force even if the Cash Surrender Value is less than the Monthly Charge when due if you satisfy the rider's premium requirement. This rider requires that the total Premium payments you've made are equal to or greater than: (a) the total monthly guaranteed minimum death benefit Premiums (as specified in the Policy) for each Monthly Charge Date starting with the Policy Date; (b) any Outstanding Loan Amount; and (c) the total withdrawals you've made. There is no specific charge to add this rider to your policy, although required Premium levels must be paid in order to activate its benefits.

     WAIVER OF MONTHLY CHARGES RIDER. This rider is available only for a Policy issued on a single life basis at issue for Issue Ages 20-60 and at Attained Age 20 for Issue Ages 0-19. This rider waives the Monthly Charge while the Insured is disabled, as defined in the rider, as long as the disability commenced prior to the Insured's Attained Age 65 and has continued for at least six consecutive months without any period of recovery. We impose a charge each month as part of the Monthly Charge if you select this rider, which depends on the Issue Age and, in most states, sex of the Insured (the charge is higher for females than males). Additional restrictions and charges apply if you have selected this rider and later increase your Face Amount.

     POLICY SPLIT RIDER. This rider is available only for Policies issued on a last survivor basis. It allows the base policy to be split into two single life Policies in the event of a divorce between two married Insureds, or a business dissolution between two Insured partners or significant shareholders. The election to split the policy must be made between 6 months and 1 year of the triggering event. YOU SHOULD CONSULT A TAX ADVISER ABOUT THE POSSIBLE TAX IMPLICATIONS BEFORE SPLITTING A POLICY.

     SINGLE LIFE TERM RIDER. This rider is available only at issue for Policies issued on a last survivor basis. This rider is available for one of the covered Insureds. It provides a level death benefit on the death of the covered Insured in the form of term insurance. It is available only at issue and will provide coverage through the Insured's age 80. The rider will be taken into account in determining the minimum guarantee Premiums under the Guaranteed Minimum Death Benefit Rider.

STATE VARIATIONS

This prospectus provides a general description of the Policy. Policies issued in your state may provide different features and benefits from, and impose a different cost than, those described in this prospectus. Your actual Policy and any endorsements are the controlling documents. You should read the Policy carefully for any variations in your state. If you would like to review a copy of the Policy and endorsements, contact our Administrative Office.


PERFORMANCE DATA

In order to demonstrate how the actual investment performance of the Portfolios could have affected the death benefit, Policy Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each Portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.

The values we illustrate for death benefit, Policy Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy, the Separate Account and the Portfolios, presenting separate sets of values based on current and guaranteed charges. We have not deducted charges for any riders. These charges would lower the performance figures significantly if reflected.

ADDITIONAL INFORMATION

SALE OF THE POLICIES

The Policy is offered continuously by Teachers Personal Investors Services, Inc. ("TPIS"), a subsidiary of TIAA which is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the NASD. TPIS may be considered the "principal underwriter" for interests in the Policy. Anyone distributing the Policy must be a registered representative of TPIS, whose main office is at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the Policies. Although TIAA-CREF Life will pay TPIS a fee from its general account assets, this fee will include amounts derived from the mortality and expense risk charge.

POTENTIAL CONFLICTS OF INTEREST

In addition to the Separate Account, the Portfolios may sell shares to other separate accounts of the Company to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios simultaneously.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to take certain actions that we deem necessary to serve your best interests and appropriate to carry out the purposes of this Policy. When required by law, we will obtain approval by you, the Securities and Exchange Commission, and any appropriate regulatory authority. The actions that we may take include:

     o    deregistering the Separate Account under the 1940 Act;

     o operating the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;

     o taking any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

     o transferring any assets from an Investment Account: (a) into another Investment Account; or (b) into one or more separate accounts; or (c) into our general account;

     o    adding, combining or removing Investment Accounts in the Separate
          Account;

     o substituting, for the Fund shares held in any Investment Accounts, the shares of another class issued by the Fund, or the shares of another investment company or any other investment permitted by law;

     o change the way we deduct or collect charges under the Policy, but without increasing the charges unless and to the extent permitted by other provisions of this Policy;

     o modifying this Policy as necessary to ensure that it continues to qualify as life insurance under Section 7702 of the Code;

     o making any other necessary technical changes in this Policy in order to conform with any action this provision permits us to take; and

     o adding to, eliminating, or suspending your ability to allocate Net Premiums or transfer the unloaned Policy Value into any Investment Option.

We will notify you if any of these changes result in a material change in the underlying investments of an Investment Account of the Separate Account to which any part of your Policy Value is allocated. Details of any such change will be filed with any regulatory authority where required and will be subject to any required approval.

If you object to the material change and a portion of your Policy Value is attributable to the affected Investment Account, then you may transfer that value into:

     o    another Investment Account; or

     o    the Fixed-Rate Account.

To effect such transfer, we must receive your Acceptable Request at our Administrative Office within 60 days of the postmarked notice of material change. We will not deduct a transfer charge for this transaction.

LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies offered by this prospectus, other than Policies issued in states which require "unisex" policies (currently Montana), are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy.

VOTING PORTFOLIO SHARES

The Separate Account is the legal owner of the shares of the Funds of the TIAA-CREF Life Funds offered through your contract. It therefore has the right to vote its shares at any meeting of the TIAA-CREF Life Funds' shareholders. The TIAA-CREF Life Funds doesn't plan to hold annual meetings of shareholders. However, if and when shareholder meetings are held, we will give you the right to instruct us how to vote the shares attributable to your contract. If we don't receive timely instructions, your shares will be voted by TIAA-CREF Life in the same proportion as the voting instructions received on all outstanding contracts. TIAA-CREF Life may vote the shares of the Funds in its own right in some cases, if it determines that it may legally do so.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. Charles Stamm, Esq., has provided advice on certain matters relating to the laws of New York regarding the Policies and our issuance of the Policies.

LEGAL PROCEEDINGS

Neither the Separate Account, the Company, nor Advisors is involved in any legal action that we consider material to the Separate Account.

EXPERTS

The Financial Statements have been included in this prospectus in reliance on the reports of Ernst & Young LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

Actuarial matters included in the prospectus have been examined by Jeffrey Goldin, Associate Actuary, as stated in his opinion filed as an exhibit to the Registration Statement.

FINANCIAL STATEMENTS

Our financial statements appear at the end of this prospectus. You should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies.

Financial statements for the Separate Account are not included because as of the date of the prospectus, it has not yet commenced operations.

ADDITIONAL INFORMATION ABOUT THE COMPANY

We are subject to regulation by the Insurance Department of the State of New York, as well as by the insurance departments of all other states and jurisdictions in which we do business. We are engaged in the business of issuing life insurance policies and annuity contracts, and we are currently licensed to do business in 45 states and the District of Columbia.


We submit annual statements on our operations and finances to insurance officials in all states and jurisdictions in which we do business. To the extent required, we have filed the Policy described in this prospectus with insurance officials in those jurisdictions in which the Policy is sold.

WE INTEND TO REINSURE A PORTION OF THE RISKS ASSUMED UNDER THE POLICIES.

EXECUTIVE OFFICERS AND DIRECTORS

We are governed by a board of directors. The following tables set forth the name, address, and principal occupation during the past 5 years of each of our executive officers and directors. Each person is located at 730 Third Avenue, New York, New York 10017-3206.

                                                                                        PRINCIPAL OCCUPATION DURING
NAME                                  POSITION WITH THE COMPANY                                  PAST 5 YEARS
----                                  -------------------------                         ---------------------------
Richard J. Adamski                    Vice President and Treasurer              Vice President and Treasurer

Edwin H. Betz                         Illustration Actuary                      June 1999 to present -- Actuary, TIAA
                                                                                Individual Insurance Services; 1988 to
                                                                                June 1999 -- Vice President and Actuary,
                                                                                Equitable Life Assurance Society of the
                                                                                United States

Gary Chinery                          Assistant Treasurer                       Second Vice President and Associate
                                                                                Treasurer

Matthew Daitch                        Assistant Actuary                         December 2000 to present -- Actuary, TIAA;
                                                                                July 2000 to December 2000  -- Associate
                                                                                Actuary, TIAA; September 1998 to June 2000
                                                                                -- Assistant Actuary, TIAA; 1995 to
                                                                                September 1998 -- Actuarial Assistant, TIAA

Roderic Eaton                         Assistant Investment Officer              1997 to present -- Managing Director,
                                                                                Securities; 1986 to 1997 -- Managing
                                                                                Director - Private Placements

Scott C. Evans                        Director                                  Executive Vice President, TIAA and CREF,
                                                                                Advisors and Investment Management, since
                                                                                September 1997.  Previously, Managing
                                                                                Director, TIAA, CREF, Advisors and
                                                                                Investment Management from March 1997 to
                                                                                September 1997.  Previously Second Vice
                                                                                President, TIAA and CREF, Advisors and
                                                                                Investment Management.

Dennis D. Foley                       Director                                  1998 to present -- Vice President,
                                                                                Annuities and Mutual Funds; 1998 --
                                                                                Vice President, Accumulation Products;
                                                                                1997 to 1998 -- Vice President, Product
                                                                                Research and Development; 1996 to 1997 --
                                                                                Director, Product Research and
                                                                                Development; 1994 to 1996 -- Product
                                                                                Research and Development Officer

Martin E. Galt, III                   Director                                  President, Investment Products, TIAA and
                                                                                CREF, since January 2000.  Previously,
                                                                                Executive Vice President, Bank of America
                                                                                since 1997.  Previously, Chairman,
                                                                                President and Chief Executive Officer,
                                                                                Boatmen's Trust Company.

Richard L. Gibbs                      Director, Executive Vice President        Executive Vice President, TIAA and CREF,
                                                                                since March 1993.  Executive Vice
                                                                                President, Advisors, Investment
                                                                                Management, Teachers Personal Investors
                                                                                Services, Inc. ("TPIS") and TIAA-CREF
                                                                                Individual & Institutional Services, Inc.
                                                                                ("Services").

Don W. Harrell                        Director                                  Executive Vice President -- External
                                                                                Affairs

Matina S. Horner                      Director                                  Executive Vice President -- Human Resources

Harry Klaristenfeld                   Appointed Actuary                         March 2000 to present -- Executive Vice
                                                                                President and Chief Actuary, TIAA, CREF
                                                                                and Services; October 1994 to March 2000
                                                                                -- Vice president and Chief Actuary,
                                                                                Retirement Services (PAS), CREF

Edward J. Leahy                       Assistant Secretary                       November 1998 to present -- Director,
                                                                                Corporate Tax; June 1997 to October 1998
                                                                                -- Corporate Tax Officer; August 1992 to
                                                                                June 1997 -- New York Life, Director, Tax
                                                                                Accounting


                                                                                        PRINCIPAL OCCUPATION DURING
NAME                                  POSITION WITH THE COMPANY                                  PAST 5 YEARS
----                                  -------------------------                         ---------------------------

Martin L. Leibowitz                   Director                                  November 1995 to present -- Vice Chairman
                                                                                and Chief Investment Officer; June 1995 to
                                                                                November 1995 -- Executive Vice President,
                                                                                CREF Investments

Benjamin Leiser                       Assistant Secretary                       March 1998 to present -- Second Vice
                                                                                President and Actuary; 1997 to February
                                                                                1998 -- Second Vice President and
                                                                                Associate Actuary; 1996 to 1997 --
                                                                                Corporate Financial Reporting Officer;
                                                                                1991 to 1996 -- Actuarial Assistant

Glenn A. MacFarlane                   Director, Vice President and Chief        March 2001 to present -- Vice
                                      Financial Officer                         President-Finance & Planning, TIAA;
                                                                                November 1996 to March 2001 -- Chief
                                                                                Financial Officer, Horizon Mercy

Morlee J. Miller                      Chief Administrative Officer              1997 to present -- Second Vice President
                                                                                and Director, Corporate Projects; March
                                                                                1993 to 1997 -- Second Vice President and
                                                                                Manager, Group Policyholder Services

Michael T. O'Kane                     Chief Investment Officer                  1996 to present -- Senior Managing
                                                                                Director-Securities; 1986 to 1996
                                                                                -- Managing Director, TIAA Investments

Bertram L. Scott                      Director, Chairman, President and Chief   November 2000 to present -- Executive Vice
                                      Executive Officer                         President, TIAA-CREF, and Chairman,
                                                                                President and Chief Executive Officer,
                                                                                TIAA-CREF Life Insurance Company; May 1996
                                                                                to November 2000 -- President and Chief
                                                                                Executive Officer, Horizon-Mercy

Mark L. Serlen                        Secretary                                 Senior Counsel

John A. Somers                        Director                                  April 1996 to present -- Executive Vice
                                                                                President, TIAA Investments; December
                                                                                1981 to March 1997 -- Senior Vice
                                                                                President, Mortgage & Real Estate

Charles H. Stamm                      Director                                  Executive Vice President and General
                                                                                Counsel

Kathleen VanNoy-Pineda                Director, Compliance                      June 2001 to present -- Chief Compliance
                                                                                Officer, TIAA-CREF Enterprises; December
                                                                                1997 to May 2001 -- Director, Insurance
                                                                                Services Compliance; March 1996 to January
                                                                                1998 -- Compliance Officer

Roger A. Vellekamp                    Assistant Secretary                       August 1998 to present -- Vice President,
                                                                                Corporate Tax; April 1989 to July 1998 --
                                                                                Mutual Benefit Life Insurance Company,
                                                                                Second Vice President

Mary Ann Werner                       Director                                  December 1999 to present -- Executive Vice
                                                                                President and President, Shared Services;
                                                                                June 1998 to November 1999 -- Executive
                                                                                Vice President; September 1988 to June
                                                                                1998 -- Vice President

Bruce Wallach                         Assistant Secretary                       1997 to present -- Vice President and
                                                                                Corporate Actuary; 1993 to 1996 -- Vice
                                                                                President, Corporate Financial Planning
                                                                                and Reporting

James A. Wolf                         Director                                  January 2000 to Present -- Executive Vice
                                                                                President and President, Retirement
                                                                                Services; June 1998 to December 1999 --
                                                                                Executive Vice President, Corporate MIS;
                                                                                November 1985 to June 1998 -- Senior Vice
                                                                                President, Corporate MIS

We hold the Separate Account's assets physically segregated and apart from the general account. We maintain records of all purchases and sales of Portfolio shares by each of the Investment Accounts.

                                                                      Appendix A







                                       TIAA-CREF LIFE INSURANCE COMPANY
                                       -----------------------------------------


                                              AUDITED STATUTORY-BASIS
                                              FINANCIAL STATEMENTS







                                              DECEMBER 31, 2001


                                              [TIAA-CREF LOGO]

                        TIAA-CREF LIFE INSURANCE COMPANY

             INDEX TO AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS


                                DECEMBER 31, 2001


                                                                            PAGE
                                                                            ----
Chairman's Letter.........................................................   A-2

Report of Management Responsibility.......................................   A-3

Report of the Audit Committee.............................................   A-4

Report of Independent Auditors............................................   A-5

STATUTORY-BASIS FINANCIAL STATEMENTS:

    Balance Sheets........................................................   A-6

    Statements of Operations..............................................   A-7

    Statements of Changes in Capital and Surplus..........................   A-8

    Statements of Cash Flows..............................................   A-9

    Notes to Statutory-Basis Financial Statements.........................  A-10

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                                CHAIRMAN'S LETTER

To the Policyholders of
   TIAA-CREF Life Insurance Company:

We are pleased to provide you with the accompanying audited statutory-basis financial statements of TIAA-CREF Life Insurance Company ("TIAA-CREF Life") for the year ended December 31, 2001. We continue to manage TIAA-CREF Life in a prudent manner with the goal of maximizing our long-term performance within reasonable risk parameters for the long-term benefit of our policyholders. As you review these statements, it is also important to note that TIAA-CREF Life has a financial support agreement with Teachers Insurance and Annuity Association of America ("TIAA") and continues to maintain the highest possible financial strength ratings from each of the four nationally recognized independent rating organizations.

The report of management responsibility, on the following page, demonstrates our ongoing commitment to conduct TIAA-CREF Life's activities in a well-controlled management environment. Additionally, the accompanying audit report indicates an unqualified opinion regarding TIAA-CREF Life's statutory-basis financial statements from the independent auditing firm of Ernst & Young LLP. These statements have been prepared in accordance with statutory accounting practices, a comprehensive basis of accounting comprised of accounting practices prescribed or permitted by the New York State Insurance Department ("Department").

There is also a reference in the auditors' report to accounting principles generally accepted in the United States ("GAAP"); this reference to GAAP is required by the auditors' professional standards. GAAP is an overall accounting methodology that, while similar in many respects to statutory accounting practices, is a separate basis of accounting. Statutory accounting is generally more conservative than GAAP, and these statutory-basis financial statements are not intended to be in conformity with GAAP.

Statutory accounting is the only basis of accounting recognized by the Department for regulatory purposes, and it is the only basis of accounting used by the Department in measuring the financial condition and results of operations of an insurance company. It is also the basis for determining insurance company solvency under the New York Insurance Law. While we could prepare a separate set of GAAP financial statements, there is no legal requirement for us to do so. Additionally, TIAA-CREF Life does not believe at this time that it would be a worthwhile expenditure to maintain another separate set of financial records, particularly since it would provide little additional value for our policyholders. Accordingly, we believe that it is prudent for us to continue to manage and report on the operations of TIAA-CREF Life under the conservative statutory accounting methodology that we have always utilized.


                                              /s/ Bertram L. Scott
                                      -----------------------------------------
                                              Chairman, President and
                                              Chief Executive Officer

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                      REPORT OF MANAGEMENT RESPONSIBILITY

To the Policyholders of
   TIAA-CREF Life Insurance Company:

The accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company ("TIAA-CREF Life") are the responsibility of management. They have been prepared on the basis of statutory accounting practices, a comprehensive basis of accounting comprised of accounting practices prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA-CREF Life have been presented fairly and objectively in accordance with such statutory accounting practices.

TIAA-CREF Life has established and maintains a strong system of internal controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA-CREF Life's internal audit personnel provide a continuing review of the internal controls and operations of TIAA-CREF Life, and the internal auditor regularly reports to the Audit Committee of the TIAA-CREF Life Board of Directors.

The independent auditing firm of Ernst & Young LLP has audited the accompanying statutory-basis financial statements of TIAA-CREF Life. To maintain auditor independence and avoid even the appearance of conflict of interest, it continues to be TIAA-CREF Life's policy that any non-audit services be obtained from a firm other than the external financial audit firm. For the periods covered by these financial statements, TIAA-CREF Life did not engage Ernst & Young LLP for any management advisory or consulting services. The independent auditors' report expresses an independent opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA-CREF Life Board of Directors meets regularly with management, representatives of Ernst & Young LLP and internal auditing personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the TIAA-CREF Life financial statements, the New York State Insurance Department and other state insurance departments regularly examine the financial statements of TIAA-CREF Life as part of their periodic corporate examinations.


                                              /s/ Bertram L. Scott
                                      -----------------------------------------
                                              Chairman, President and
                                              Chief Executive Officer


                                              /s/ Richard L. Gibbs
                                      -----------------------------------------
                                              Executive Vice President

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                          REPORT OF THE AUDIT COMMITTEE

To the Policyholders of
   TIAA-CREF Life Insurance Company:

The Audit Committee oversees the financial reporting process of TIAA-CREF Life Insurance Company ("TIAA-CREF Life") on behalf of the Company's Board of Directors. The Audit Committee is a standing committee of the Board and operates in accordance with a formal written charter (copies are available upon request) which describes the Audit Committee's responsibilities.

Management has the primary responsibility for TIAA-CREF Life's financial statements, development and maintenance of a strong system of internal controls, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal auditing group and the independent auditing firm in connection with their respective audits. The Committee also meets regularly with the internal and independent auditors to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. As required by its charter, the Committee will evaluate rotation of the external financial audit firm whenever circumstances warrant, but in no event will the evaluation be later than between their fifth and tenth years of service.

The Committee reviewed and discussed the accompanying audited financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee has also discussed the audited financial statements with Ernst & Young LLP, the independent auditing firm responsible for expressing an opinion on the conformity of these audited financial statements with statutory accounting principles.

The discussion with Ernst & Young LLP focused on their judgments concerning the quality and appropriateness of the accounting principles and financial reporting practices followed by TIAA-CREF Life, the clarity of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with Ernst & Young LLP the auditors' independence from management, and TIAA-CREF Life has received a written disclosure regarding such independence, as required by the Independence Standards Board.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited financial statements for publication and filing with appropriate regulatory authorities.

Martin L. Leibowitz, Audit Committee Chair
Richard L. Gibbs, Audit Committee Member
Charles H. Stamm, Audit Committee Member
Mary Ann Werner, Audit Committee Member
James A. Wolf, Audit Committee Member

[LOGO] ERNST & YOUNG                             [LETTERHEAD OF ERNST & YOUNG]

-------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of
   TIAA-CREF Life Insurance Company:

We have audited the accompanying statutory-basis balance sheets of TIAA-CREF Life Insurance Company ("TIAA-CREF Life") as of December 31, 2001 and 2000, and the related statutory-basis statements of operations, changes in capital and contingency reserves, and cash flows for the three years ended December 31, 2001. These financial statements are the responsibility of TIAA-CREF Life's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, TIAA-CREF Life presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States are described in Note 2. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of TIAA-CREF Life at December 31, 2001 and 2000, or the results of its operations or its cash flows for the three years ended December 31, 2001.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TIAA-CREF Life at December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years ended December 31, 2001 in conformity with accounting practices prescribed or permitted by the New York State Insurance Department.

As discussed in Note 2 to the financial statements, in 2001 TIAA-CREF Life changed various accounting policies to be in accordance with the revised National Association of Insurance Commissioners' Accounting Practices and Procedures Manual, as adopted by the New York State Insurance Department.

                                                      /s/ Ernst & Young LLP

February 14, 2002

                        TIAA-CREF LIFE INSURANCE COMPANY
                         STATUTORY-BASIS BALANCE SHEETS

                                                             December 31,
                                                    ----------------------------
                                                          2001          2000
                                                    --------------  ------------
ASSETS
Bonds............................................   $  900,787,088  $471,444,081
Mortgages........................................       28,261,752    28,705,881
Cash and short-term investments..................       88,107,131    55,907,109
Investment income due and accrued................       11,380,789     6,929,121
Separate account assets..........................      125,438,575   100,778,600
Federal income tax recoverable...................        1,056,481     2,396,974
Other assets.....................................        7,409,804     1,023,069
                                                    --------------  ------------
        TOTAL ASSETS.............................   $1,162,441,620  $667,184,835
                                                    ==============  ============
LIABILITIES, CAPITAL AND SURPLUS
Policy and contract reserves.....................   $  730,972,223  $284,386,743
Asset Valuation Reserve..........................          471,843     1,762,391
Interest Maintenance Reserve.....................        2,230,248            --
Separate account liabilities.....................      125,058,854   100,325,778
Other liabilities................................       32,099,996    20,187,551
                                                    --------------  ------------
        TOTAL LIABILITIES........................      890,833,164   406,662,463
                                                    --------------  ------------
Capital: (2,500 shares of $1,000
   par value common stock authorized,
   issued and outstanding).......................        2,500,000     2,500,000
Additional paid-in capital.......................      267,500,000   242,500,000
Surplus..........................................        1,608,456    15,522,372
        TOTAL CAPITAL AND SURPLUS................      271,608,456   260,522,372
                                                    --------------  ------------
        TOTAL LIABILITIES, CAPITAL AND SURPLUS...   $1,162,441,620  $667,184,835
                                                    ==============  ============

               SEE NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS.

                        TIAA-CREF LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF OPERATIONS


                                                                                            For the Years Ended December 31,
                                                                                     ---------------------------------------------
                                                                                           2001            2000           1999
                                                                                     --------------   -------------   ------------

INCOME
Insurance and annuity premiums and other considerations..........................    $  300,871,088   $ 333,701,980   $ 59,475,280
Net investment income............................................................        47,131,508      25,338,088     18,893,955
                                                                                     --------------   -------------   ------------
      TOTAL INCOME...............................................................    $  348,002,596   $ 359,040,068   $ 78,369,235
                                                                                     ==============   =============   ============
EXPENSES
Policy and contract benefits.....................................................    $   15,069,205   $   7,225,942   $    368,586
Increase in policy and contract reserves.........................................       261,307,072     245,101,883     39,247,125
Operating expenses...............................................................        35,936,026      17,901,369      4,317,655
Transfers to separate accounts, net..............................................        42,826,941      89,322,735     20,728,316
Other, net.......................................................................         6,416,405        (196,575)       (23,690)
                                                                                     --------------   -------------   ------------
      TOTAL EXPENSES.............................................................    $  361,555,649   $ 359,355,354   $ 64,637,992
      INCOME (LOSS) BEFORE FEDERAL INCOME TAXES..................................       (13,553,053)       (315,286)    13,731,243
      FEDERAL INCOME TAX BENEFIT (EXPENSE).......................................         1,851,726      (1,542,008)    (5,195,474)
      NET REALIZED CAPITAL LOSSES LESS CAPITAL GAINS TAXES, AFTER TRANSFERS
         TO INTEREST MAINTENANCE RESERVE.........................................        (3,709,073)             --             --
                                                                                     --------------   -------------   ------------
      NET INCOME (LOSS)..........................................................    $  (15,410,400)  $  (1,857,294)  $  8,535,769
                                                                                     ==============   =============   ============


               SEE NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS.

                        TIAA-CREF LIFE INSURANCE COMPANY

          STATUTORY-BASIS STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

                  FOR THE THREE YEARS ENDED DECEMBER 31, 2001

                                                                   CAPITAL       ADDITIONAL
                                                                   STOCK       PAID-IN CAPITAL       SURPLUS          TOTAL
                                                                ----------     ----------------    -----------    ------------
BALANCE, DECEMBER 31, 1998....................................  $2,500,000     $242,500,000        $10,242,772    $255,242,772
Net income....................................................          --               --          8,535,769       8,535,769
Transfer to the Asset Valuation Reserve.......................          --               --           (425,882)       (425,882)
Increase in value of seed money in separate account...........          --               --             22,634          22,634
                                                                ----------     ------------        -----------    ------------
BALANCE, DECEMBER 31, 1999....................................   2,500,000      242,500,000         18,375,293     263,375,293
                                                                ----------     ------------        -----------    ------------
Net loss......................................................          --               --         (1,857,294)     (1,857,294)
Transfer to the Asset Valuation Reserve.......................          --               --           (700,997)       (700,997)
Decrease in value of seed money in separate account...........          --               --            (74,200)        (74,200)
Increase in non-admitted assets...............................          --               --           (220,430)       (220,430)
                                                                ----------     ------------        -----------    ------------
BALANCE, DECEMBER 31, 2000....................................   2,500,000      242,500,000         15,522,372     260,522,372
                                                                ----------     ------------        -----------    ------------
Net loss......................................................          --               --        (15,410,400)    (15,410,400)
Transfer from the Asset Valuation Reserve.....................          --               --          1,290,548       1,290,548
Capital Contribution..........................................          --       25,000,000                 --      25,000,000
Decrease in value of seed money in separate account...........          --               --            (73,101)        (73,101)
Decrease in non-admitted assets...............................          --               --            220,430         220,430
Change in reserve on account of change in valuation basis.....          --               --             58,607          58,607
                                                                ----------     ------------        -----------    ------------
BALANCE, DECEMBER 31, 2001....................................  $2,500,000     $267,500,000        $ 1,608,456    $271,608,456
                                                                ----------     ------------        -----------    ------------

               SEE NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS.

                        TIAA-CREF LIFE INSURANCE COMPANY

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                                                       ------------------------------------------
                                                                                           2001           2000           1999
                                                                                       ------------   ------------   ------------


CASH PROVIDED
By operating activities:
   Insurance and annuity premiums, deposits and other considerations...............    $298,777,072   $333,203,007   $ 59,475,280
   Investment income, net..........................................................      42,079,783     19,985,947     17,922,072
                                                                                       ------------   ------------   ------------
      TOTAL RECEIPTS...............................................................     340,856,855    353,188,954     77,397,352
                                                                                       ------------   ------------   ------------
   Policy and contract benefits....................................................      14,664,753      7,111,574        368,537
   Operating expenses..............................................................      32,260,475      8,032,317      1,509,587
   Federal income tax expense (benefit)............................................     (3,064,738)      3,375,162      5,860,300
   Transfers to separate accounts, net.............................................      42,575,201     89,382,573     20,604,591
   Other, net......................................................................      (5,229,570)    (3,114,956)    (5,190,253)
                                                                                       ------------   ------------   ------------
      TOTAL DISBURSEMENTS..........................................................      81,206,121    104,786,670     23,152,762
                                                                                       ------------   ------------   ------------
      CASH PROVIDED BY OPERATING ACTIVITIES........................................     259,650,734    248,402,284     54,244,590
                                                                                       ------------   ------------   ------------
By financing and miscellaneous activities:
   Additional paid-in capital......................................................      25,000,000             --             --
   Net deposits on deposit-type contracts..........................................     177,333,886             --             --
                                                                                       ------------   ------------   ------------
      CASH PROVIDED BY FINANCING AND MISCELLANEOUS ACTIVITIES......................     202,333,886             --             --
                                                                                       ------------   ------------   ------------
By investing activities:
   Sales and redemptions of bonds..................................................     122,524,677     16,339,557     18,909,925
   Repayment of mortgage principal.................................................         444,129        413,257        366,218
   Other, net......................................................................           3,761            156          1,396
                                                                                       ------------   ------------   ------------
      CASH PROVIDED BY INVESTING ACTIVITIES........................................     122,972,567     16,752,970     19,277,539
                                                                                       ------------   ------------   ------------
      TOTAL CASH PROVIDED..........................................................     584,957,187    265,155,254     73,522,129
DISBURSEMENTS FOR NEW INVESTMENTS
Investments acquired:
   Bonds...........................................................................     552,757,165    236,390,025     50,478,719
   Mortgages...............................................................                      --             --      2,000,000
                                                                                       ------------   ------------   ------------
      TOTAL DISBURSEMENTS FOR NEW INVESTMENTS......................................     552,757,165    236,390,025     52,478,719
                                                                                       ------------   ------------   ------------
      INCREASE IN CASH AND SHORT-TERM INVESTMENTS..................................      32,200,022     28,765,229     21,043,410
      CASH AND SHORT-TERM INVESTMENTS AT BEGINNING OF YEAR.........................      55,907,109     27,141,880      6,098,470
                                                                                       ------------   ------------   ------------
      CASH AND SHORT-TERM INVESTMENTS AT END OF YEAR...............................    $ 88,107,131   $ 55,907,109   $ 27,141,880
                                                                                       ------------   ------------   ------------


               SEE NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS.

                        TIAA-CREF LIFE INSURANCE COMPANY


                  NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

NOTE 1 - ORGANIZATION AND OPERATIONS

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company and changed its name to TIAA-CREF Life Insurance Company ("TIAA-CREF Life") on May 1, 1998. TIAA-CREF Life is a wholly-owned subsidiary of TIAA-CREF Enterprises, Inc. ("Enterprises"), which is a wholly-owned subsidiary of Teachers Insurance and Annuity Association of America ("TIAA"), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918. As of December 31, 2001, TIAA-CREF Life was licensed in 45 jurisdictions.

TIAA-CREF Life issues non-qualified annuity contracts with fixed and variable components, fixed universal life contracts, individual long-term care insurance contracts, funding agreements, term insurance and single premium immediate annuities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

TIAA-CREF Life's statutory-basis financial statements have been prepared on the basis of statutory accounting practices prescribed or permitted by the New York State Insurance Department ("Department"), a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States ("GAAP"). (Refer to the section titled "Accounting Principles Generally Accepted in the United States" within this note.) Accounting changes adopted to conform to the provisions of the National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual, ("NAIC SAP") are reported as changes in accounting principles. The cumulative effect of changes in accounting principles to conform to NAIC SAP as adopted by the Department was $0 since TIAA-CREF Life did not have assets, liabilities or transactions affected by the cumulative changes in accounting principles.

The Department has certain statutory accounting practices that differ from those found in NAIC SAP. For example, the Department does not permit deferred federal income taxes to be recognized.

Reconciliations of TIAA-CREF Life's net income and capital and surplus between NAIC SAP and statutory accounting practices prescribed by the Department are shown below:

                                                               2001
                                                         ------------
Net Income, New York State Basis......................   $(15,410,400)
Net Income, NAIC SAP..................................   $(15,410,400)
                                                         ============
Statutory Surplus, New York State Basis...............   $269,108,456
Deferred Federal Income Tax Asset.....................        355,000
                                                         ------------
Statutory Surplus, NAIC SAP...........................   $269,463,456
                                                         ============

The preparation of TIAA's financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by TIAA-CREF Life:

VALUATION OF INVESTMENTS
Bonds and short-term investments (debt securities with maturities of one year or less at the time of acquisition) not in default are generally stated at amortized cost and all other bonds and short-term investments at the lower of amortized cost or market value. For loan-backed bonds and structured securities, amortized cost is determined using actual and anticipated cash flows under the prospective method for interest-only securities and under the retrospective method for all other securities. Anticipated prepayments are based on life-to-date prepayment speeds, using historical cash flows, and internal estimates. Mortgages are stated at amortized cost. Separate account assets are generally stated at market value. All investments are stated net of impairments which are considered to be other than temporary, and are determined on an individual asset basis.

ACCOUNTING FOR INVESTMENTS
Investment transactions are accounted for as of the date the investments are purchased or sold (trade date). Realized capital gains and losses on investment transactions are accounted for under the specific identification method.

DERIVATIVE INSTRUMENTS
TIAA-CREF Life has filed a Derivatives Use Plan with the Department. This plan details TIAA-CREF Life's derivative policy objectives, strategies and controls, and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that TIAA-CREF Life has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, effectiveness and counterparty credit quality. TIAA-CREF Life uses derivative instruments for hedging purposes. TIAA-CREF Life enters into derivatives directly with counterparties of high credit quality (i.e., rated AA or better at time of inception) and monitors counterparty credit quality on an ongoing basis. TIAA-CREF Life's counterparty credit risk is limited to the positive fair value of its derivative positions.

INTEREST RATE SWAP CONTRACTS
TIAA-CREF Life enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts allow TIAA-CREF Life to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. TIAA-CREF Life also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows in connection with certain interest sensitive products. Payments received and payments made under interest rate swap contracts are reflected in net investment income.

SEPARATE ACCOUNT
Separate account assets and liabilities that are reported in the accompanying balance sheets at market value, represent funds that are separately administered for which the contractholder, rather than TIAA-CREF Life, bears the investment risk. The operations of the separate account, other than those that are investment related, are included in the accompanying financial statements.

POLICY AND CONTRACT RESERVES
Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest (at rates ranging from 2.25% to 6.8% and averaging approximately 6%), mortality and other risks insured. Such reserves establish a sufficient provision for all contractual benefits guaranteed under policy and contract provisions.

ASSET VALUATION RESERVE
The Asset Valuation Reserve ("AVR"), which covers all invested asset classes, is an explicit liability reserve required by the NAIC and is intended to provide for potential future credit and equity losses. Formula calculations determine the required contribution amounts, and contributions to the AVR are reported as transfers from surplus.

INTEREST MAINTENANCE RESERVE
The Interest Maintenance Reserve ("IMR") is a liability reserve required by the NAIC which accumulates realized capital gains and losses resulting from interest rate fluctuations. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold. At December 31, 2001, the IMR balance was approximately $2,230,000. At December 31, 2000, the IMR balance was ($220,430), representing unamortized net capital losses. Since the balance was negative, it was treated as a non-admitted asset.


PREMIUMS AND DEPOSITS
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies and funding agreements with mortality risk are also recognized as revenue when due. Subsequent to January 1, 2001, amounts received for annuity policies and funding agreements without mortality risk are recorded using deposit accounting. Prior to January 1, 2001, amounts received for annuity policies and funding agreements without mortality risk were recognized as premium revenue when due and as expenses in the increase in policy and contract reserves.


ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES
The Financial Accounting Standards Board ("FASB") requires that financial statements that are intended to be in conformity with GAAP should follow all applicable authoritative accounting pronouncements. As a result, TIAA-CREF Life cannot refer to financial statements prepared in accordance with statutory accounting practices as having been prepared in accordance with GAAP. The differences between accounting principles generally accepted in the United States and statutory accounting practices would have a material effect on TIAA-CREF Life's financial statements, and the primary differences can be summarized as follows. Under GAAP:

o  The formula AVR is eliminated as a liability reserve;

o The IMR is eliminated and realized gains and losses resulting from interest rate fluctuations are reported as a component of net income rather than being accumulated in and subsequently amortized out of the IMR;

o  The "non-admitted" asset designation is not utilized;

o Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred;

o Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;

o Long-term bond investments considered to be "available for sale" are carried at fair value rather than at amortized cost;

o Deferred tax assets and liabilities are determined based on the differences between the financial statement amounts and the tax bases of assets and liabilities and are fully recognized rather than being recognized with limitations under NAIC SAP. The Department does not currently allow even limited recognition of deferred tax, assets and liabilities;

o Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item.

Management believes that the effects of these differences would increase TIAA-CREF Life's total capital if GAAP were implemented.

RECLASSIFICATIONS
Certain amounts in the 2000 and 1999 financial statements have been reclassified to conform with the 2001 presentation.

NOTE 3 - INVESTMENTS

SECURITIES INVESTMENTS
TIAA-CREF Life's long-term bond portfolio at December 31, 2001 was comprised of publicly offered securities (62.2%) and private placement securities (37.8%) and is well diversified by industry sector. TIAA-CREF Life has instituted systems, practices and procedures to monitor the effects of current and expected market conditions and other factors that may affect the collectability of its bond investments. TIAA-CREF Life's practices and procedures include regular reviews of the portfolio on a credit by credit basis. Credits are reviewed to determine the severity of losses and the nature and extent of impairments. At December 31, 2001 and 2000, the carrying values (balance sheet amounts) and estimated market values of long-term bond investments, and the gross unrealized gains and losses with respect to such market values, are shown below:

                                                                                        GROSS
                                                                       CARRYING      UNREALIZED      UNREALIZED     ESTIMATED
                                                                         VALUE          GAINS          LOSSES      MARKET VALUE
                                                                     ------------   ------------   -------------   ------------
DECEMBER 31, 2001
U.S. Government....................................................  $ 12,052,691   $    464,098   $          --   $ 12,516,789
States, Territories and Possessions                                     8,000,000         57,810          (3,350)     8,054,460
Special Revenue and Special Assessment, Non-Guaranteed Agencies
   and Governments.................................................    14,040,000        800,391              --     14,840,391
Public Utilities...................................................    31,442,921        993,565          (2,365)    32,434,121
Industrial and Miscellaneous.......................................   835,251,476     15,871,693     (14,991,315)   836,131,854
                                                                     ------------   ------------   -------------   ------------
     Total.........................................................  $900,787,088   $ 18,187,557   $ (14,997,030)  $903,977,615
                                                                     ============   ============   =============   ============

                                                                                        GROSS
                                                                       CARRYING      UNREALIZED      UNREALIZED     ESTIMATED
                                                                         VALUE          GAINS          LOSSES      MARKET VALUE
                                                                     ------------   ------------   -------------   ------------
DECEMBER 31, 2000
U.S. Government....................................................  $ 12,090,889   $   690,469    $    (14,740)   $  12,766,618
States, Territories and Possessions................................     3,000,000        44,640              --        3,044,640
Special Revenue and Special Assessment, Non-Guaranteed Agencies and
   Governments.....................................................    14,295,000     1,000,237              --       15,295,237
Public Utilities...................................................     9,070,110       314,664              --        9,384,774
Industrial and Miscellaneous.......................................   432,988,082     6,453,383      (7,059,987)     432,381,478
                                                                     ------------   ------------   -------------   -------------
     Total.......................................... ..............  $471,444,081   $ 8,503,393    $ (7,074,727)   $ 472,872,747
                                                                     ============   ============   =============   =============

At December 31, 2001 and 2000, approximately 97.6% and 100%, respectively, of the long-term bond portfolio was comprised of investment grade securities. At December 31, 2001, TIAA-CREF Life had no outstanding forward commitments for future securities investments.

Debt securities amounting to approximately $8,243,000 and $8,277,000 at December 31, 2001 and 2000, respectively, were on deposit with governmental authorities or trustees, as required by law.

The carrying values and estimated market values of long-term bond investments at December 31, 2001, by contractual maturity, are shown below:

                                                 CARRYING       ESTIMATED
                                                   VALUE       MARKET VALUE
                                              ------------     ------------
Due in one year or less..................      $17,484,770      $17,691,500
Due after one year through five years....      318,254,500      325,781,800
Due after five years through ten years....     158,084,033      157,315,087
Due after ten years......................      149,130,238      147,985,227
                                              ------------     ------------
      Subtotal...........................      642,953,541      648,773,614
Mortgage-backed securities...............       25,292,779       25,253,106
Asset-backed securities..................      125,577,866      123,556,575
Commercial mortgage-backed securities          106,962,902      106,394,320
                                              ------------     ------------
      Total..............................     $900,787,088     $903,977,615
                                              ============     ============

Bonds, other than mortgage-backed and asset-backed securities, which are not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations, although prepayment premiums may be applicable.

At December 31, 2001 and 2000, the carrying values of long-term bond investments were diversified by industry classification as follows:

                                                  2001      2000
                                                 ------    ------
Manufacturing................................     20.7%     23.2%
Asset-backed securities......................     13.9      16.1
Commercial mortgage-backed securities........     11.9       8.3
Finance and financial services...............     10.9      16.3
Communication................................      9.0       5.0
Public Utilities.............................      7.6       5.7
Retail and wholesale trade...................      4.7       2.6
Mortgage-backed securities...................      2.8       5.4
Government...................................      2.3       4.0
Oil and gas..................................      2.3       3.7
Other........................................     13.9       9.7
                                                 ------    ------
      Total..................................    100.0%    100.0%
                                                 ======    ======

At December 31, 2001 and 2000, TIAA-CREF Life had an interest rate swap contract outstanding with a total notional value of $10,000,000 and $0, respectively.

MORTGAGE LOAN INVESTMENTS
TIAA-CREF Life makes mortgage loans that are principally collateralized by commercial real estate. TIAA-CREF Life's mortgage underwriting standards generally result in first mortgage liens on completed income-producing properties for which the loan-to-value ratio at the time of closing generally ranges between 65% and 75%. TIAA-CREF Life employs a system to monitor the effects of current and expected market conditions and other factors on the collectibility of mortgage loans. This system is utilized to identify and quantify any impairments in value considered to be other than temporary (none were identified at December 31, 2001 and 2000).

The mortgage loan investments at December 31, 2001 and 2000, are primarily collateralized by shopping centers (67.8%), and apartments (32.2%) and are primarily located in the South Atlantic (67.8%) and East North Central (32.2%) regions of the United States.

At December 31, 2001, the contractual maturity schedule of mortgage loans is shown below:

                                                           Carrying
                                                             Value
                                                          ----------
Due in one year or less..............................       $477,314
Due after one year through five years................      2,293,720
Due after five years through ten years...............     18,150,511
Due after ten years..................................      7,340,207
                                                         -----------
      Total..........................................    $28,261,752
                                                         ===========

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgage loans, although prepayment premiums may be applicable.

The funding of mortgage loan commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. At December 31, 2001, TIAA-CREF Life had no outstanding forward commitments for future mortgage loan investments.

NOTE 4 - INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

Net Investment Income: For the years ended December 31, 2001, 2000 and 1999, the components of net investment income were as follows:

                                                                                              2001           2000          1999
                                                                                           -----------   -----------   -----------

Gross investment income:
   Bonds............................................................................       $43,820,226   $23,538,859   $15,597,349
   Mortgages........................................................................         2,029,819     2,062,238     2,053,110
   Cash and short-term investments..................................................         2,158,530     1,657,009     1,143,214
   Other............................................................................             9,602      (870,195)      287,700
                                                                                           -----------   -----------   -----------
      Total.........................................................................        48,018,177    26,387,911    19,081,373
Less investment expenses............................................................         1,391,799     1,013,981       194,176
                                                                                           -----------   -----------   -----------
Net investment income before amortization of IMR gains..............................        46,626,378    25,373,930    18,887,197
Plus amortization net of IMR gains..................................................           505,130       (35,842)        6,758
                                                                                           -----------   -----------   -----------
Net investment income...............................................................       $47,131,508   $25,338,088   $18,893,955
                                                                                           ===========   ===========   ===========

The net earned rates of investment income on total invested assets (computed as net investment income before amortization of net IMR gains divided by mean invested assets) were 6.04%, 6.12%, and 6.88% in 2001, 2000, and 1999, respectively.

Realized Capital Gains and Losses: For the years ended December 31, 2001, 2000 and 1999, the net realized capital gains (losses) on sales and redemptions of investments were as follows:

                                                                                              2001         2000         1999
                                                                                           ---------    ---------    ---------

Bonds................................................................................      $(629,545)   $(572,925)   $ 187,504
Short-term investments...............................................................          3,761          156        1,396
                                                                                           ---------    ---------    ---------
Total realized gains (losses) before capital gains tax...............................       (625,784)    (572,769)     188,900
Capital gains tax (expense) benefit..................................................       (127,481)     200,469      (66,115)
                                                                                           ---------    ---------    ---------
      Total..........................................................................      $(753,265)   $(372,300)   $ 122,785
                                                                                           =========    =========    =========

NOTE 5 - DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value amounts of financial instruments presented in the following tables have been determined by TIAA-CREF Life using market information available as of December 31, 2001 and 2000 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts TIAA-CREF Life could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                                                                   NOTIONAL       CARRYING       ESTIMATED
                                                                                     VALUE          VALUE        FAIR VALUE
                                                                                 ------------   -------------

DECEMBER 31, 2001
Assets
   Bonds..................................................................                      $900,787,088    $903,977,615
   Mortgages..............................................................                        28,261,752      29,526,413
   Cash and short-term investments........................................                        88,107,131      88,107,131
   Separate account seed money investment.................................                           379,721         379,721
Liabilities
   Personal Annuity Select - Fixed Account................................                       419,338,837     419,338,837
   Funding Agreements.....................................................                       295,470,130     295,470,130
Other Financial Instruments
   Interest Rate Swap Contract............................................       $ 10,000,000             --          15,581

DECEMBER 31, 2000
Assets
   Bonds..................................................................                      $471,444,081    $472,872,747
   Mortgages..............................................................                        28,705,881      28,379,371
   Cash and short-term investments........................................                        55,907,109      55,907,109
   Separate account seed money investment.................................                           452,821         452,821
Liabilities
   Personal Annuity Select - Fixed Account................................                       171,038,864     171,038,864
   Funding Agreements.....................................................                       110,640,584     110,640,584

BONDS
The fair values for publicly traded long-term bond investments are determined using quoted market prices. For privately placed long-term bond investments without a readily ascertainable market value, such values are determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings. The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31, 2001 and 2000 are as follows:

                                                                  2001                         2000
                                                       --------------------------    --------------------------
                                                         CARRYING     ESTIMATED        CARRYING     ESTIMATED
                                                           VALUE      FAIR VALUE         VALUE      FAIR VALUE
                                                       ------------  ------------    ------------  ------------

Publicly traded bonds................................  $340,057,349  $338,278,638    $356,569,668  $355,612,007
Privately placed bonds...............................   560,729,739   565,698,977     114,874,413   117,260,740
                                                       ------------  ------------    ------------  ------------
Total................................................  $900,787,088  $903,977,615    $471,444,081  $472,872,747
                                                       ============  ============    ============  ============

MORTGAGES
The fair values of mortgages are generally determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

CASH AND SHORT-TERM INVESTMENTS AND SEPARATE ACCOUNT SEED MONEY INVESTMENT THE CARRYING VALUES ARE REASONABLE ESTIMATES OF THEIR FAIR VALUES.

Personal Annuity Select - Fixed Account: The carrying values of the liabilities are reasonable estimates of their fair values. Interest Rate Swap Contracts: The fair values of interest rate swap contracts, which are used for hedging purposes, are the estimated net gains that TIAA-CREF Life would record if the interest rate swaps were liquidated at year-end. The swap agreements have no carrying value. The fair values of interest rate swap contracts are estimated internally based on anticipated interest rates and estimated future cash flows, and such values are reviewed for reasonableness with estimates from TIAA-CREF Life's counterparties.

INSURANCE AND ANNUITY CONTRACTS
TIAA-CREF Life's insurance and annuity contracts, other than the Personal Annuity Select contract disclosed above, entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

FUNDING AGREEMENTS
The carrying values (account balance) of the liabilities are reasonable estimates of their fair values.

NOTE 6 - SEPARATE ACCOUNT

TIAA-CREF Life Separate Account VA-1 ("VA-1") is a unit investment trust with all of its assets invested in an underlying portfolio of mutual funds, TIAA-CREF Life Funds. Currently, TIAA-CREF Life Funds have five investment portfolios:
Growth Fund, Growth and Income Fund, International Equity Fund, Stock Index Fund and Social Choice Equity Fund. The value of seed money invested by TIAA-CREF Life's general account in the unit investment trust at December 31, 2001 and 2000 was approximately $379,700 and $452,800, respectively. The account offers full or partial withdrawal at market value with no surrender charge.

TIAA-CREF Life provides mortality and expense guarantees to VA-1, for which it is compensated. TIAA-CREF Life guarantees that at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. TIAA-CREF Life also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

Other than the guarantees mentioned above, TIAA-CREF Life does not make any guarantees to policyholders on its separate accounts (including the investment performance of the separate accounts). The assets and liabilities of these accounts (which represent participant account values) are generally carried at market value.

NOTE 7 - RELATED PARTY TRANSACTIONS

The majority of services for the operation of TIAA-CREF Life are provided, at cost, by TIAA pursuant to a Service Agreement. Expense reimbursement payments under the Service Agreement are made quarterly by TIAA-CREF Life to TIAA based on TIAA's costs for providing such services. TIAA-CREF Life also reimburses TIAA on a quarterly basis for certain investment management services, at cost, as per the terms of an Investment Management Agreement.

TIAA-CREF Life has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of capital and surplus of $250 million or the amount of capital and surplus necessary to maintain TIAA-CREF Life's capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or such other amount as necessary to maintain TIAA-CREF Life's financial strength rating at least the same as TIAA's rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. TIAA made a $25,000,000 capital contribution to TIAA-CREF Life during 2001, which brings the total net paid-in-capital received from TIAA to $270,000,000.

In 2001, TIAA-CREF Life entered into a $100 million unsecured credit facility arrangement with TIAA. As of December 31, 2001, $30 million of this facility was maintained on a committed basis for which TIAA-CREF Life paid a commitment fee. There were no drawdowns under this facility during 2001.

TIAA-CREF Life provides all administrative services for VA-1 in accordance with an Administrative Services Agreement with VA-1. Teachers Personal Investor Services, a wholly-owned subsidiary of Enterprises, distributes contracts for VA-1.

Services for guaranteed funding agreements used to fund certain qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. ("TFI"), a wholly-owned subsidiary of Enterprises, is the program manager, are provided to TIAA-CREF Life by TFI pursuant to a Service Agreement between TIAA-CREF Life and TFI.

NOTE 8 - FEDERAL INCOME TAXES

Beginning January 1, 1998, TIAA-CREF Life Insurance Company began filing a consolidated federal income tax return with its parent and its affiliates. The tax sharing agreement follows the current reimbursement method, whereby members of the consolidated group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to limitations imposed under the Internal Revenue Code, ("Code").

The federal income tax provisions included in the accompanying statements of operations are based on taxes actually paid or recovered or anticipated to be paid or recovered. The income tax benefit (expense) of $1,852,000, $(1,542,000) and $(5,195,000) for 2001, 2000 and 1999 respectively, reflected in the accompanying statements of operations are the amounts that are payable or receivable under such tax sharing agreement. TIAA-CREF Life reported a tax loss for 2001, for which it is being fully reimbursed by TIAA due to taxes paid by TIAA-CREF Life in prior years. TIAA-CREF Life's tax loss for 2001 differed from its annual statement loss primarily due to differences in required reserves and the capitalization of policy acquisition costs required by the Code. At December 31, 2001 and 2000, TIAA-CREF Life had a receivable due of $1,056,000 and $2,397,000, respectively, from TIAA for federal income taxes.

At December 31, 2001, TIAA-CREF Life had no net operating loss (NOL) carryforward for tax purposes. It had capital loss carryforwards of $950,000 at December 31, 2001. These capital loss carryforwards will expire after five years (in 2005 and 2006). TIAA-CREF Life incurred federal taxes of $1,265,000 during 2000 and $5,225,000 during 1999 that are available for recoupment in the event of future net losses.

NOTE 9 - PENSION PLAN AND POSTRETIREMENT BENEFITS

TIAA-CREF Life has no employees. TIAA allocates employee benefit expenses to TIAA-CREF Life based on salaries attributable to TIAA-CREF Life. TIAA-CREF Life's net expense for the qualified defined contribution plan was approximately $1,684,900, $679,100 and $203,449 for 2001, 2000 and 1999, respectively, and for other postretirement benefit plans was $189,600, $77,700 and $27,106 for 2001, 2000 and 1999, respectively.

NOTE 10 - POLICY AND CONTRACT RESERVES

At December 31, 2001 and 2000, TIAA-CREF Life's general account annuity reserves and deposit liabilities are summarized as follows:

                                                                                 2001                    2000
                                                                        ---------------------    ---------------------
                                                                           AMOUNT     PERCENT      AMOUNT      PERCENT
                                                                        ------------  -------    ------------  -------

Subject to discretionary withdrawal:
  At book value without adjustment....................................  $716,152,634    99.5%    $281,991,501    99.5%
  At market value.....................................................            --      --               --      --
Not subject to discretionary withdrawal...............................     3,549,260     0.5        1,512,595     0.5
                                                                        ------------   -----     ------------   -----
Total annuity reserves and deposit liabilities........................   719,701,894   100.0%     283,504,096   100.0%
Reconciliation to total policy and contract reserves shown on the balance sheets:
   Reserves on other life policies and contracts......................     3,061,586                  101,547
   Reserves on accident and health policies...........................     8,208,743                  781,100
                                                                        ------------             ------------
Total policy and contract reserves....................................  $730,972,223             $284,386,743
                                                                        ============             ============

At December 31, 2001, additional long-term care insurance reserves in the amount of $5,000,000 were established in accordance with regulatory asset and reserve adequacy requirements.

NOTE 11 - CONCENTRATION OF RISK

TIAA-CREF Life received approximately $132,877,000 in Guaranteed Funding Agreement deposits from the state of California under the Golden State Scholarshare College Savings Trust in 2001 for its Guaranteed Option and the Governor's Scholarship program. This represented approximately 23% of TIAA-CREF Life's total cash provided from all sources in 2001.

NOTE 12 - CONTINGENCIES
It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to TIAA-CREF Life's financial position or the results of its operations.

APPENDIX B -- ILLUSTRATIONS


THE FOLLOWING ILLUSTRATIONS HAVE BEEN PREPARED TO HELP SHOW HOW CERTAIN VALUES UNDER THE POLICY CHANGE WITH DIFFERENT RATES OF INVESTMENT PERFORMANCE OVER AN EXTENDED PERIOD OF TIME. THE HYPOTHETICAL INVESTMENT RETURNS ARE PROVIDED ONLY TO ILLUSTRATE THE MECHANICS OF A HYPOTHETICAL POLICY AND DO NOT REPRESENT PAST OR FUTURE PERFORMANCE. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return. The actual return on your Policy Value will depend on factors such as the amount and timing of your premium payments, the performance of the investment accounts you've chosen, the interest rates on the Fixed-Rate Account and the Loan Account, Policy charges, how much you've borrowed or withdrawn from the Policy and the level of Policy and rider benefits.

The illustrations provided below assume returns at hypothetical, uniform gross annual rates of 0% and 10%. These assumptions are unrealistic since actual returns will fluctuate from year to year. Nevertheless, these assumptions help to show how the Contract values will change with investment experience. Premiums are assumed to be paid at the beginning of the premium mode indicated, while the cash surrender values, policy values and death benefit proceeds are at the end of the year. The illustrations provided below assume that no policy loans are taken.

The first column in each illustration shows the Policy Year. The second column, to provide context, shows the aggregate accumulation if the premiums had been invested in a savings account paying 5% compounded interest. The next three columns show the Policy Value, Cash Surrender Value and Death Benefit Proceeds assuming a 0% gross rate of return. The remaining three columns show these amounts assuming a 10% gross rate of return.

Note that the gross return and the net return are shown at the top of each column. The gross return represents the return on the Investment Accounts before any reduction is made for charges and deductions incurred under the Policy. The net return represents investment return after reductions for certain daily charges incurred at the Policy and the underlying Fund levels.

Daily charges at the Policy level are currently comprised of a .20% administrative expense charge and a .10% mortality and expense risk charge, for a total daily charge of .30%. The sum of the administrative expense and the mortality and expense risk charges is guaranteed not to exceed 1.20% of the Policy Value in the Investment Accounts each year.

For purposes of reflecting daily charges incurred at the underlying Fund level, each illustration assumes that the Policy Value has been invested in equal amounts in each of the Investment Accounts of the Separate Account and no portion of the Policy Value has been allocated to the Fixed-rate Account, resulting in an average expense charge of .20% at the underlying Fund level. This charge reflects a voluntary waiver of a portion of the investment management fee. This waiver is contractual and will remain in effect until at least July 1, 2006. Without the waiver, the values illustrated would be lower.

Taking into account the current total Policy level daily charge of .30% and the underlying Fund level daily charge of .20%, the gross annual rates of return of 0% and 10% correspond to net annual rates of -.50% and 9.50%, respectively. The guaranteed maximum charge of 1.20% at the Policy level, combined with the underlying Fund level daily charge of .20%, produce corresponding net annual rates of -1.40% and 8.60%, respectively. For more information on charges and deductions, see "Charges and Deductions."

Upon request, we will provide illustrations of future benefits under the Policy based upon the proposed Insured age and Underwriting Class, the death benefit option, Face Amount, planned Premiums, and riders requested. You may also request an illustration reflecting an assumed gross return different from that shown in the tables below, although currently any such return may not be higher than 10%. We reserve the right to charge a reasonable fee for this service to persons who request more than one policy illustration during a Policy Year.

                  HYPOTHETICAL ILLUSTRATIONS FOR VUL PROSPECTUS
                     MALE PREFERRED NON-TOBACCO ISSUE AGE 35
                              FACE AMOUNT: $250,000
                             DEATH BENEFIT OPTION: 1
                        TAX TEST: GUIDELINE PREMIUM TEST
                             ANNUAL PREMIUM: $2,500
                                 CURRENT CHARGES


                   TOTAL PREMIUMS
                     PAID PLUS       CURRENT CHARGES, 0% GROSS RETURN         CURRENT CHARGES, 10% GROSS RETURN
                   INTEREST AT 5%           (-.50% NET RETURN)                         (9.50% NET RETURN)
                   --------------   -----------------------------------      --------------------------------------
    END OF                                            CASH        DEATH                          CASH         DEATH
    POLICY           ACCUMULATED     POLICY      SURRENDER      BENEFIT         POLICY      SURRENDER       BENEFIT
      YEAR              PREMIUMS      VALUE          VALUE     PROCEEDS          VALUE          VALUE      PROCEEDS
    ------           -----------    -------      ---------     --------      ---------     ----------     ---------
         1                 2,625      1,702          1,702      250,000          1,906          1,906       250,000
         2                 5,381      3,388          3,388      250,000          3,984          3,984       250,000
         3                 8,275      5,269          5,269      250,000          6,475          6,475       250,000
         4                11,314      7,125          7,125      250,000          9,187          9,187       250,000
         5                14,505      8,954          8,954      250,000         12,140         12,140       250,000
         6                17,855     10,754         10,754      250,000         15,354         15,354       250,000
         7                21,373     12,517         12,517      250,000         18,847         18,847       250,000
         8                25,066     14,239         14,239      250,000         22,642         22,642       250,000
         9                28,945     15,915         15,915      250,000         26,763         26,763       250,000
        10                33,017     17,537         17,537      250,000         31,236         31,236       250,000
        15                56,644     25,929         25,929      250,000         61,342         61,342       250,000
        20                86,798     34,771         34,771      250,000        110,081        110,081       250,000
        25               125,284     42,307         42,307      250,000        186,773        186,773       250,276
        30               174,402     47,859         47,859      250,000        307,512        307,512       375,165
        35               237,091     50,419         50,419      250,000        496,026        496,026       575,390
        40               317,099     48,307         48,307      250,000        790,972        790,972       846,340
        45               419,213     38,454         38,454      250,000      1,254,304      1,254,304     1,317,019
        50               549,538     14,917         14,917      250,000      1,974,512      1,974,512     2,073,237
        55               715,871                                             3,086,568      3,086,568     3,240,896
        60               928,157                                             4,825,577      4,825,577     4,873,833
        65             1,199,095                                             7,611,962      7,611,962     7,611,962



The following illustrations have been prepared to help show how certain values under the Policy change with different rates of investment performance over an extended period of time. The hypothetical investment returns are provided only to illustrate the mechanics of a hypothetical Policy and do not represent past or future performance. Actual rates of return for a particular Policy will fluctuate over time, likely will be both positive and negative, and may be more or less than the hypothetical investment rates of return. The actual return on your Policy Value will depend on factors such as the amount and timing of your premium payments, the performance of the investment accounts you've chosen, the interest rates on the Fixed-rate Account and the Loan Account, Policy charges, how much you've borrowed or withdrawn from the Policy and the level of Policy and rider benefits. The values shown above could be significantly different if actual rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Owners pays more than the stated premium.

                  HYPOTHETICAL ILLUSTRATIONS FOR VUL PROSPECTUS
                     MALE PREFERRED NON-TOBACCO ISSUE AGE 35
                              FACE AMOUNT: $250,000
                             DEATH BENEFIT OPTION: 1
                        TAX TEST: GUIDELINE PREMIUM TEST
                             ANNUAL PREMIUM: $2,500
                               GUARANTEED CHARGES

                TOTAL PREMIUMS
                     PAID PLUS     GUARANTEED CHARGES, 0% GROSS RETURN        GUARANTEED CHARGES, 10% GROSS RETURN
                INTEREST AT 5%            (-1.40% NET RETURN)                        (8.60% NET RETURN)
                ----------------    -----------------------------------      --------------------------------------
     END OF                                        CASH         DEATH                           CASH          DEATH
     POLICY        ACCUMULATED      POLICY    SURRENDER       BENEFIT          POLICY      SURRENDER        BENEFIT
       YEAR           PREMIUMS       VALUE        VALUE      PROCEEDS           VALUE          VALUE       PROCEEDS
     ------        -----------     -------     --------      --------       ---------      ---------       --------
          1              2,625       1,326        1,326       250,000           1,508          1,508        250,000
          2              5,381       2,614        2,614       250,000           3,125          3,125        250,000
          3              8,275       4,071        4,071       250,000           5,079          5,079        250,000
          4             11,314       5,479        5,479       250,000           7,173          7,173        250,000
          5             14,505       6,837        6,837       250,000           9,417          9,417        250,000
          6             17,855       8,138        8,138       250,000          11,816         11,816        250,000
          7             21,373       9,380        9,380       250,000          14,383         14,383        250,000
          8             25,066      10,564       10,564       250,000          17,132         17,132        250,000
          9             28,945      11,684       11,684       250,000          20,075         20,075        250,000
         10             33,017      12,738       12,738       250,000          23,226         23,226        250,000
         15             56,644      16,845       16,845       250,000          42,655         42,655        250,000
         20             86,798      19,044       19,044       250,000          70,987         70,987        250,000
         25            125,284      16,798       16,798       250,000         111,342        111,342        250,000
         30            174,402       6,971        6,971       250,000         171,012        171,012        250,000
         35            237,091                                                263,960        263,960        306,193
         40            317,099                                                402,693        402,693        430,881
         45            419,213                                                610,171        610,171        640,680
         50            549,538                                                906,395        906,395        951,715
         55            715,871                                              1,314,294      1,314,294      1,380,009
         60            928,157                                              1,913,531      1,913,531      1,932,666
         65          1,199,095                                              2,904,462      2,904,462      2,904,462


The following illustrations have been prepared to help show how certain values under the Policy change with different rates of investment performance over an extended period of time. The hypothetical investment returns are provided only to illustrate the mechanics of a hypothetical Policy and do not represent past or future performance. Actual rates of return for a particular Policy will fluctuate over time, likely will be both positive and negative, may be more or less than the hypothetical investment rates of return. The actual return on your Policy Value will depend on factors such as the amount and timing of your premium payments, the performance of the investment accounts you've chosen, the interest rates on the Fixed-rate Account and the Loan Account, Policy charges, how much you've borrowed or withdrawn from the Policy and the level of Policy and rider benefits. The values shown above could be significantly different if actual rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Owners pays more than the stated premium.

                           PART II. OTHER INFORMATION
                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING

     The TIAA-CREF Life bylaws provide that the TIAA-CREF Life Insurance Company will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of the TIAA-CREF Life Insurance Company, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of the TIAA-CREF Life Insurance Company, or is or was serving at the request of the TIAA-CREF Life Insurance Company as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of the TIAA-CREF Life Insurance Company and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys' fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.


                    REPRESENTATION PURSUANT TO SECTION 26(e)

     TIAA-CREF Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA-CREF Life Insurance Company.

                                    TIAA-CREF
                             OFFICERS AND DIRECTORS
                               AS OF JANUARY 2002

                                    DIRECTORS

                Scott C. Evans                     Dennis D. Foley
                Martin E. Galt, III                Richard L. Gibbs
                Don W. Harrell                     Matina S. Horner
                Martin L. Leibowitz                Glenn A. MacFarlane
                Bertram L. Scott                   John A. Somers
                Charles H. Stamm                   Mary Ann Werner
                James A. Wolf


                                    OFFICERS

         Richard J. Adamski     Vice President and Treasurer
         Gary Chinery           Assistant Treasurer
         Matthew Daitch         Assistant Actuary
         Roderic Eaton          Assistant Investment Officer
         Richard L. Gibbs       Executive Vice President
         Harry Klaristenfeld    Appointed Actuary
         Edward J. Leahy        Assistant Secretary
         Benjamin Leiser        Assistant Secretary
         Glenn A. MacFarlane    Vice President and Chief Financial Officer
         Morlee J. Miller       Chief Administrative Officer
         Michael T. O'Kane      Chief Investment Officer
         Bertram L. Scott       Chairman, President and Chief Executive Officer
         Mark L. Serlen         Secretary
         Edwin H. Betz          Illustration Actuary
         Kathleen VanNoy-Pineda Director, Compliance
         Roger A. Vellekamp     Assistant Secretary
         Bruce Wallach          Assistant Secretary


                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

         The facing sheet.

         The Prospectus consisting of 80 pages.

         Undertaking to file reports.

         Rule 484 Undertaking.

         Representation Pursuant to Section 26(e).

         The signatures.

         Written Consents of the Following Persons:

                  (a) Charles H. Stamm, Esq.

                  (b) Jeffrey Goldin, FSA

                  (c) Sutherland Asbill & Brennan LLP

                  (d) Ernst & Young LLP, Independent Auditors

         The following exhibits:

1.A.     (1)                      Resolution of the Board of Directors of
                                  TIAA-CREF Life Insurance Company
                                  establishing TIAA-CREF Life Separate Account
                                  VLI-1*

         (2)                      Not applicable

         (3)      (a)             Form of Distribution Agreement by and among
                                  TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal
                                  Investors Services, Inc.**

                  (b)             Not applicable
                  (c)             Not applicable

         (4)                      Not applicable

         (5)      (a)      (1)    Flexible Premium Variable Universal Life
                                  Insurance Policy**
                           (2)    Automatic Increase Rider**
                           (3)    Four Year Level Term Insurance Rider**
                           (4)    Guaranteed Minimum Death Benefit Rider**
                           (5)    Waiver of Monthly Charges Rider**
                           (6)    Aviation Limitation Endorsement**

                  (b)      (1)    Last Survivor Flexible Premium Variable
                                  Universal Life Insurance Policy**
                           (2)    Last Survivor Automatic Increase Rider**
                           (3)    Last Survivor Four-year Level Term Insurance
                                  Rider**
                           (4)    Last Survivor Guaranteed Minimum Death
                                  Benefit Rider**
                           (5)    Last Survivor Policy Split Option**
                           (6)    Last Survivor Single Life Level Term
                                  Insurance Rider**
                           (7)    Last Survivor Aviation Limitation
                                  Endorsement**

         (6)      (a)             Charter of TIAA-CREF Life Insurance Company**

                  (b)             By-laws of TIAA-CREF Life Insurance Company**

         (7)                      Not applicable

         (8) Form of Participation/Distribution Agreement with TIAA-CREF Life Funds**

         (9)                      Not applicable

        (10)                      Form of Application**

        (11)                      Policy Statement on Personal Trading**

        (12) Description of Issuance, Transfer and Redemption Procedures For Individual and Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life Insurance Company**

2.                                Opinion and Consent of Charles H. Stamm, Esq.
                                  as to the legality of the securities being registered**

3.                                Not applicable


4.                                Not applicable

5.                                Opinion and Consent of Jeffrey Goldin, F.S.A.
                                  as to actuarial matters pertaining to the securities being registered

6.                (a)             Written Consent of Charles H. Stamm, Esq.
                  (b)             Written Consent of Jeffrey Goldin, F.S.A.(1)

                  (c)             Written Consent of Sutherland Asbill & Brennan
                                  LLP

                  (d)             Written Consent of Ernst & Young LLP,
                                  Independent Auditors

 * Incorporated by reference to the initial filing of the Registration Statement on Form S-6, filed June 1, 2001 (File No. 333-62162).

** Incorporated by reference to Pre-Effective Amendment No. 1 to the
   Registration Statement on Form S-6, filed January 31, 2002 (File No. 333-62162).

----------

(1) See Exhibit 5 above.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, TIAA-CREF Life Separate Account VLI-1, hereby certifies that this Post-Effective Amendment No. 1 meets all of the requirements for effectiveness pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, and has duly caused this Post-effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of New York and the State of New York, on the 30th day of April, 2002.


                                    TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1

                                    By: TIAA-CREF Life Insurance Company
                                        (On behalf of the Registrant and itself)


                                    By: /s/ BERTRAM L. SCOTT
                                        -----------------------------------
                                        Bertram L. Scott
                                        Chairman, President and
                                        Chief Executive Officer


     As required by the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                 Title                                           Date
---------                                 -----                                           ----
/s/ BERTRAM L. SCOTT                      Chairman, President and                         4/30/02
------------------------------------      Chief Executive Officer
Bertram L. Scott                          (Principal Executive Officer)


/s/ GLENN A. MACFARLANE                   Vice President and Chief                        4/30/02
---------------------------               Financial Officer (Principal
Glenn A. MacFarlane                       Financial and Accounting
                                          Officer)




SIGNATURE OF DIRECTOR                DATE           SIGNATURE OF DIRECTOR                 DATE
---------------------                ----           ---------------------                 ----

/S/ SCOTT C. EVANS                  4/30/02        /S/ GLENN A. MACFARLANE               4/30/02
-----------------------------                       -----------------------------
Scott C. Evans                                      Glenn A. MacFarlane


/S/ DENNIS D. FOLEY                 4/30/02        /S/ BERTRAM L. SCOTT                  4/30/02
-----------------------------                       -----------------------------
Dennis D. Foley                                     Bertram L. Scott


/S/ MARTIN E. GALT, III             4/30/02        /S/ JOHN A. SOMERS                    4/30/02
-----------------------------                       -----------------------------
Martin E. Galt, III                                 John A. Somers


/S/ RICHARD L. GIBBS                4/30/02        /S/ CHARLES H. STAMM                  4/30/02
-----------------------------                       -----------------------------
Richard L. Gibbs                                    Charles H. Stamm


/S/ DON W. HARRELL                  4/30/02        /S/ MARY ANN WERNER                   4/30/02
-----------------------------                       -----------------------------
Don W. Harrell                                      Mary Ann Werner


/S/ MATINA S. HORNER                4/30/02        /S/ JAMES A. WOLF                     4/30/02
-----------------------------                       -----------------------------
Matina S. Horner                                    James A. Wolf


/S/ MARTIN L. LEIBOWITZ             4/30/02
-----------------------------
Martin L. Leibowitz


                                  EXHIBIT INDEX

1.A.     (1)                      Resolution of the Board of Directors of
                                  TIAA-CREF Life Insurance Company
                                  establishing TIAA-CREF Life Separate Account
                                  VLI-1*

         (2)                      Not applicable

         (3)      (a)             Form of Distribution Agreement by and among
                                  TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal
                                  Investors Services, Inc.**

                  (b)             Not applicable
                  (c)             Not applicable

         (4)                      Not applicable

         (5)      (a)      (1)    Flexible Premium Variable Universal Life
                                  Insurance Policy**
                           (2)    Automatic Increase Rider**
                           (3)    Four Year Level Term Insurance Rider**
                           (4)    Guaranteed Minimum Death Benefit Rider**
                           (5)    Waiver of Monthly Charges Rider**
                           (6)    Aviation Limitation Endorsement**

                  (b)      (1)    Last Survivor Flexible Premium Variable
                                  Universal Life Insurance Policy**
                           (2)    Last Survivor Automatic Increase Rider**
                           (3)    Last Survivor Four-year Level Term Insurance
                                  Rider**
                           (4)    Last Survivor Guaranteed Minimum Death
                                  Benefit Rider**
                           (5)    Last Survivor Policy Split Option**
                           (6)    Last Survivor Single Life Level Term
                                  Insurance Rider**
                           (7)    Last Survivor Aviation Limitation
                                  Endorsement**

         (6)      (a)             Charter of TIAA-CREF Life Insurance Company**

                  (b)             By-laws of TIAA-CREF Life Insurance Company**

         (7)                      Not applicable

         (8) Form of Participation/Distribution Agreement with TIAA-CREF Life Funds**

         (9)                      Not applicable

        (10)                      Form of Application**

        (11)                      Policy Statement on Personal Trading**

        (12) Description of Issuance, Transfer and Redemption Procedures For Individual and Last Survivor Flexible Premium Variable Universal Life Insurance Policies Issued by TIAA-CREF Life Insurance Company**

2.                                Opinion and Consent of Charles H. Stamm, Esq.
                                  as to the legality of the securities being registered**
3.                                Not applicable

4.                                Not applicable

5.                                Opinion and Consent of Jeffrey Goldin, F.S.A.
                                  as to actuarial matters pertaining to the securities being registered

6.                (a)             Written Consent of Charles H. Stamm, Esq.

                  (b)             Written Consent of Jeffrey Goldin, F.S.A.(1)


                  (c)             Written Consent of Sutherland Asbill & Brennan
                                  LLP

                  (d)             Written Consent of Ernst & Young LLP,
                                  Independent Auditors

 * Incorporated by reference to the initial filing of the Registration Statement on Form S-6, filed June 1, 2001 (File No. 333-62162).

** Incorporated by reference to Pre-Effective Amendment No. 1 to the
   Registration Statement on Form S-6, filed January 31, 2002 (File No. 333-62162).

----------

(1) See Exhibit 5 above.